EXHIBIT 99.2

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on
Form 10-Q.

Colonial Properties Trust

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Real Estate & Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Disposition Detail	19
	Unconsolidated Partnerships & Joint Venture Summary	20
3.	Equity Issues: Common & Preferred	21
4.	Debt Summary	25
5.	Multifamily Division Summary
	Divisional NOI	28
	Operational Statistics	29
	Occupancy Schedule	31
6.	Office Division Summary
	Divisional NOI	34
	Operational Statistics	35
	Lease Expiration/Tenant Concentration	36
	Leasing Execution	37
	Occupancy Schedule	38
7.	Retail Division Summary
	Divisional NOI	40
	Operational Statistics	41
	Tenant Performance	43
	Capex/Lease Expiration/Tenant Concentration	44
	Leasing Execution	45
	Occupancy Schedule	46
8.	Market Demographics	49
9.	Glossary of Terms	50

3Q03	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:

- Diversified Property Portfolio - Investment in High Growth Sunbelt Cities - Operating Excellence - Mixed Use Investment - Acquisitions/Development/Dispositions - Taxable REIT Subsidiary Activities

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Sandra Lee Robertson
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	205-250-8788	205-250-8890 - fax
205-250-8700	800-645-3917	205-986-6888 - direct fax
205-250-8890 - fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010 Investor Relations: 800-730-6001 www.equiserve.com	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Greenstreet Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Merrill Lynch	Steve Sakwa / John Stewart	212-449-0335 / 212-449-1920
Salomon Smith Barney	Jon Litt / Ross Nussbaum	212-816-0231 / 212-816-1685
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

GUIDANCE

	FYE 2004 Range		1Q04 Range

Fully Diluted Earnings Per Share	1.43	1.51	0.45	0.47

Plus: Real Estate Depreciation & Amortization	2.45	2.45	0.60	0.60

Less: Gain on Sale of Assets	(0.30)	(0.30)	(0.25)	(0.25)

Fully Diluted Funds from Operations per Share	$3.58	$3.66	$0.80	$0.82

4Q03	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

BALANCE SHEET
($ in 000s)

	As of	As of
	12/31/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,378,835	$2,280,957
Undeveloped Land & Construction in Progress	114,262	82,520

Total Real Estate, before Depreciation	2,493,097	2,363,477
Less: Accumulated Depreciation	(419,827)	(345,922)
Real estate assets held for sale, net	11,691	12,043

Net Real Estate Assets	2,084,961	2,029,598
Cash and Equivalents	8,070	6,236
Restricted Cash	1,879	1,481
Accounts Receivable, net	10,262	10,395
Notes Receivable	2,504	1,307
Prepaid Expenses	6,587	7,581
Deferred Debt and Lease Costs	25,832	23,157
Investment in Unconsolidated Subsidiaries	37,496	36,265
Other Assets	17,336	13,836

Total Assets	$2,194,927	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$205,935	$208,270
Notes and Mortgages Payable	1,050,145	1,041,964
Mortgages Payable related to real estate held for sale	11,785	11,959

Total Long-Term Liabilities	1,267,865	1,262,193
Other Liabilities	55,275	55,566

Total Liabilities	1,323,140	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	596,787	537,097

Total Equity, including Minority Interest	871,787	812,097

Total Liabilities and Equity	$2,194,927	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	12/31/2003	12/31/2002

Basic
Shares	26,395	22,850
Operating Partnership Units (OP Units)	10,361	10,788

Total Shares & OP Units	36,756	33,638
Dilutive Common Share Equivalents	266	254
Diluted
Shares	26,661	23,104
Total Shares & OP Units	37,022	33,892

4Q03	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Revenue
Minimum Rent	$68,510	$67,725	1.2%	$264,199	$253,248	4.3%
Percentage Rent	1,878	1,723	9.0%	3,787	3,450	9.8%
Tenant Recoveries	10,272	10,406	-1.3%	40,015	40,493	-1.2%
Other Property Related Revenue	5,119	5,177	-1.1%	21,513	18,467	16.5%
Other Non-Property Related Revenue	846	1,980	-57.3%	4,728	7,449	-36.5%

Total Revenue	86,625	87,011	-0.4%	334,242	323,107	3.4%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,037	5,956	1.4%	24,001	22,869	4.9%
Salaries and Benefits	4,114	3,812	7.9%	15,547	14,219	9.3%
Repairs and Maintenance	8,366	8,336	0.4%	34,296	32,010	7.1%
Taxes, Licenses, and Insurance	7,640	7,229	5.7%	30,788	28,118	9.5%

Total Property Operating Expenses	26,157	25,333	3.3%	104,632	97,216	7.6%
General and Administrative	4,480	3,814	17.5%	19,481	15,496	25.7%
Depreciation	20,373	19,392	5.1%	80,115	71,976	11.3%
Amortization	2,136	2,890	-26.1%	7,984	9,121	-12.5%

Total Operating Expenses	53,146	51,429	3.3%	212,212	193,809	9.5%

Income from Operations	33,479	35,582	-5.9%	122,030	129,298	-5.6%
Other Income (Expense)
Interest Expense	(16,650)	(17,236)	-3.4%	(66,666)	(64,086)	4.0%
Income from Investments	482	982	-50.9%	608	1,968	-69.1%
Loss on Hedging Activities	(35)	(11)	218.2%	(361)	(23)	1469.6%
Gain on Sale of Property	1,648	2,784	-40.8%	7,921	35,511	-77.7%
Other	35	(618)	-105.7%	(121)	(618)	-80.4%

Total Other Expense	(14,520)	(14,099)	3.0%	(58,619)	(27,248)	115.1%

Income before Minority Interest & Discontinued Operations	18,959	21,483	-11.7%	63,411	102,050	-37.9%
Minority Interest
Minority Interest in CRLP - Preferred	(2,218)	(2,218)	0.0%	(8,873)	(8,873)	0.0%
Minority Interest in CRLP - Common	(3,620)	(4,883)	-25.9%	(10,329)	(25,721)	-59.8%

Total Minority Interest	(5,838)	(7,101)	-17.8%	(19,202)	(34,594)	-44.5%

Income from Continuing Operations	13,121	14,382	-8.8%	44,209	67,456	-34.5%
Discontinued Operations
Income from Discontinued Operations	140	829	-83.1%	829	2,815	-70.6%
Gain on Disposal of Discontinued Operations	388	(28)	-1485.7%	10,542	6,041	74.5%
Minority Interest in Discontinued Operations	(150)	(260)	-42.3%	(3,316)	(2,935)	13.0%

Income from Discontinued Operations	378	541	-30.1%	8,055	5,921	36.0%

Net Income	13,499	14,923	-9.5%	52,264	73,377	-28.8%

Dividends to Preferred Shareholders	(3,696)	(3,891)	-5.0%	(15,284)	(15,565)	-1.8%
Preferred Share Issuance Costs	—	—		(4,451)	—

Net Income Available to Common Shareholders	$9,803	$11,032	-11.1%	$32,529	$57,812	-43.7%

Earnings per Share - Basic
Continuing Operations	$0.36	$0.47	-23.4%	$0.98	$2.34	-58.1%
Discontinued Operations	0.01	0.02	-50.0%	0.32	0.27	18.5%

EPS - Basic	$0.37	$0.49	-24.5%	$1.30	$2.61	-50.2%

Earnings per Share - Diluted
Continuing Operations	$0.36	$0.46	-21.7%	$0.97	$2.32	-58.2%
Discontinued Operations	0.01	0.02	-50.0%	0.32	0.26	23.1%

EPS - Diluted	$0.37	$0.48	-22.9%	$1.29	$2.58	-50.0%

4Q03	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Net Income Available to Common Shareholders	$9,803	$11,032	-11.1%	$32,529	$57,812	-43.7%
Minority Interest in CRLP (Operating Ptr Unitholders)	3,770	5,143	-26.7%	13,645	28,656	-52.4%

Total	13,573	16,175	-16.1%	46,174	86,468	-46.6%
Adjustments - Consolidated Properties
Depreciation - Real Estate	20,221	19,403	4.2%	79,006	72,449	9.1%
Amortization - Real Estate	1,188	1,516	-21.6%	4,367	4,957	-11.9%
Remove: Gain/(Loss) on Sale of Property	(2,036)	(2,758)	-26.2%	(18,463)	(41,552)	-55.6%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,050	2,627	-22.0%	8,040	3,596	123.6%
Straight-Line Rents (Prior to 2003)	—	(710)	-100.0%	—	(2,079)	-100.0%
Marketing Fees (Prior to 2003)	—	—	—	—	1,658	-100.0%

Total Adjustments - Consolidated	21,423	20,078	6.7%	72,950	39,029	86.9%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,000	885	13.0%	3,844	2,703	42.2%
Amortization - Real Estate	15	50	-70.0%	83	67	23.9%
Remove: Gain/(Loss) on Sale of Property	—	(580)	-100.0%	—	(580)	-100.0%
Include: Gain/(Loss) on Sale of Undepreciated Property			—	—	—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(35)	-100.0%

Total Adjustments - Unconsolidated	1,015	343	195.9%	3,927	2,155	82.2%

Funds from Operations	$36,011	$36,596	-1.6%	$123,051	$127,652	-3.6%

FFO per Share
Basic	$0.98	$1.09	-10.0%	$3.47	$3.85	-9.7%
Diluted	$0.97	$1.08	-10.3%	$3.45	$3.82	-9.7%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Basic
Shares	26,267	22,659	15.9%	24,965	22,154	12.7%
Operating Partnership Units (OP Units)	10,390	10,886	-4.6%	10,451	11,016	-5.1%

Total Shares & OP Units	36,657	33,544	9.3%	35,416	33,170	6.8%
Dilutive Common Share Equivalents	398	227	75.7%	266	254	4.7%
Diluted
Shares	26,666	22,885	16.5%	25,232	22,408	12.6%
Total Shares & OP Units	37,055	33,771	9.7%	35,682	33,424	6.8%

4Q03	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2003

FOURTH QUARTER SEGMENT DATA & RECONCILATION

	Three Months Ended			Twelve Months Ended

	12/31/2003	12/31/2002		12/31/2003	12/31/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,386	13,886	3.6%	55,294	57,528	-3.9%
Office	8,891	9,673	-8.1%	35,824	39,165	-8.5%
Retail	28,997	28,730	0.9%	102,865	103,094	-0.2%

Total Same-Property	52,275	52,290	0.0%	193,983	199,787	-2.9%
Less: Unconsolidated Assets	(1,372)	(1,336)		(4,663)	(5,125)

Same-Property NOI, Consolidated	50,903	50,954		189,320	194,662

Divisional Non Same-Property NOI
Multifamily	1,689	1,974		6,596	10,617
Office	7,141	6,984		30,012	15,765
Retail	1,701	2,342		6,289	6,228

Total Non-Same Property	10,531	11,300		42,897	32,609
Less: Unconsolidated Assets	(1,305)	(1,055)		(4,692)	(2,831)

Non Same-Property NOI, Consolidated	9,226	10,245		38,205	29,778

Divisional Total NOI
Multifamily	16,075	15,860	1.4%	61,890	68,145	-9.2%
Office	16,033	16,657	-3.7%	65,836	54,930	19.9%
Retail	30,698	31,072	-1.2%	109,154	109,322	-0.2%

Total Divisional NOI	62,806	63,589	-1.2%	236,880	232,396	1.9%
Less: NOI, Unconsolidated	(2,677)	(2,391)		(9,355)	(7,956)
2002 Discontinued Operations	—	(50)		—	(843)
2003 Discontinued Operations	(472)	(1,358)		(2,436)	(4,898)
Unallocated Corporate Rev	812	1,915		4,727	7,246
Other Expense	—	(8)		(206)	(55)
General & Administrative Expenses	(4,480)	(3,814)		(19,481)	(15,496)
Depreciation	(20,373)	(19,391)		(80,115)	(71,976)
Amortization	(2,136)	(2,891)		(7,984)	(9,121)

Income from Operations, restated for additional discontinued operations	33,480	35,601		122,030	129,297
Total Other Income (Expense)	(14,520)	(14,098)		(58,619)	(27,248)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	18,960	21,503		63,411	102,049

Add: 2002 Discontinued Operations NOI	—	30		—	446
Add: 2003 Discontinued Operations NOI	—	1,358		1,180	4,898
2003 Discontinued Operations Deprec/Amortization	—	(354)		(185)	(1,404)
Add: 2003 Disc Ops Int Exp	—	(253)		(639)	(1,208)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	18,960	22,284		63,767	104,782

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

4Q03	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Corporate - Trends
($ in 000s, except per share data)

	1Q02	2Q02	3Q02	4Q02	FYE ’02

NET INCOME TO COMMON SHAREHOLDERS
Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812

Earnings per Share
- Basic	$0.60	$0.99	$0.54	$0.49	$2.61
growth	122.2%	182.9%	-5.3%	-41.7%	28.6%
- Diluted	$0.60	$0.97	$0.53	$0.48	$2.58
growth	122.2%	177.1%	-7.0%	-42.2%	27.7%
FUNDS FROM OPERATIONS RECONCILIATION
Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812
Minority Int. in CRLP (Cont & Disc)	6,725	11,019	5,769	5,143	28,656

Total	19,630	32,793	17,873	16,172	86,468
Adjustments - Consolidated
Depreciation - Real Estate	17,546	17,286	18,214	19,403	72,449
Amortization - Real Estate	1,164	1,085	1,192	1,516	4,957
Extraordinary (Income)/Loss	—	—	—	—	—
‘-’:(Gain)/Loss-Sale of Prop	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)
‘+’:Gain/(Loss)-Undeprec Prop	—	228	741	2,627	3,596
Strt Line Rents (Prior to 2003)	(342)	(439)	(588)	(710)	(2,079)
Marketing Fees (Prior to 2003)	491	1,167	—	—	1,658

Total Adjustments - Cons.	9,051	(2,977)	12,877	20,079	39,029
Adjustments - Unconsolidated
Depreciation - Real Estate	593	603	622	885	2,703
Amortization - Real Estate	5	6	6	50	67
Extraordinary (Income)/Loss	—	—	—		—
‘-’:(Gain)/Loss-Sale of Prop	—	—	—	(580)	(580)
‘+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—
Strt Line Rents (Prior to 2003)	(10)	(12)	(1)	(12)	(35)

Total Adjustments - Uncons.	588	597	627	343	2,155

Funds from Operations	$29,269	$30,413	$31,377	$36,594	$127,652

FFO Per Share
- Basic	$0.90	$0.92	$0.94	$1.09	$3.85
growth	12.5%	3.4%	-1.1%	-6.0%	1.3%
- Diluted	$0.89	$0.91	$0.93	$1.08	$3.82
growth	12.4%	2.6%	-1.4%	-6.5%	1.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

NET INCOME TO COMMON SHAREHOLDERS
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529

Earnings per Share
- Basic	$0.52	$0.16	$0.26	$0.37	$1.30
growth	-13.1%	-84.2%	-51.5%	-23.8%	-50.4%
- Diluted	$0.52	$0.16	$0.26	$0.37	$1.29
growth	-13.8%	-84.0%	-51.1%	-23.4%	-50.0%
FUNDS FROM OPERATIONS RECONCILIATION
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529
Minority Int. in CRLP (Cont & Disc)	5,512	1,634	2,729	3,770	13,645

Total	17,621	5,441	9,539	13,573	46,174
Adjustments - Consolidated
Depreciation - Real Estate	19,381	19,807	19,597	20,221	79,006
Amortization - Real Estate	1,125	1,018	1,035	1,188	4,367
Extraordinary (Income)/Loss	—	—	—		—
‘-’:(Gain)/Loss-Sale of Prop	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)
‘+’:Gain/(Loss)-Undeprec Prop	151	2,004	3,836	2,050	8,040
Strt Line Rents (Prior to 2003)	—	—	—	—	—
Marketing Fees (Prior to 2003)	—	—	—	—	—

Total Adjustments - Cons.	11,001	20,552	19,976	21,423	72,951
Adjustments - Unconsolidated
Depreciation - Real Estate	940	939	963	1,000	3,844
Amortization - Real Estate	32	23	14	15	83
Extraordinary (Income)/Loss	—	—	—	—	—
‘-’:(Gain)/Loss-Sale of Prop	—	—	—	—	—
‘+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—
Strt Line Rents (Prior to 2003)	—	—	—	—	—

Total Adjustments - Uncons.	972	962	978	1,015	3,927

Funds from Operations	$29,594	$26,955	$30,492	$36,011	$123,052

FFO Per Share
- Basic	$0.88	$0.78	$0.84	$0.98	$3.47
growth	-2.7%	-15.4%	-10.8%	-9.9%	-9.7%
- Diluted	$0.87	$0.77	$0.83	$0.97	$3.45
growth	-2.6%	-15.2%	-10.7%	-10.3%	-9.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

4Q03	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Corporate - Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE’02

Price per Share (End of Period)	$34.45	$38.95	$36.18	$33.94
Dividend Per Share	$0.66	$0.66	$0.66	$0.66	$2.64
Dividend Yield (End of Period)	7.7%	6.8%	7.3%	7.8%
Payout
Dividend/EPS - Diluted	110.0%	68.0%	124.5%	137.5%	102.3%
Dividend/FFO - Diluted	73.8%	72.7%	70.9%	60.9%	69.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD’03

Price per Share (End of Period)	$33.08	$35.19	$36.03	$39.60
Dividend Per Share	$0.665	$0.665	$0.665	$0.665	$2.660
Dividend Yield (End of Period)	8.0%	7.6%	7.4%	6.7%
Payout
Dividend/EPS - Diluted	128.5%	429.0%	256.6%	180.9%	206.2%
Dividend/FFO - Diluted	76.4%	86.3%	80.0%	68.4%	77.1%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

Shares
Basic - Weighted Avg	21,382	22,040	22,517	22,659	22,154
Diluted - Weighted Avg	21,600	22,359	22,800	22,886	22,408
Outstanding (End of Period)	21,891	22,418	22,573	22,850
Units
Weighted Avg	11,144	11,129	10,909	10,885
Outstanding (End of Period)	11,143	10,913	10,902	10,789
Shares & Units
Basic - Weighted Avg	32,526	33,169	33,426	33,544	33,170
Diluted - Weighted Avg	32,744	33,488	33,709	33,771	33,424
Outstanding (End of Period)	33,034	33,331	33,475	33,639

[Additional columns below]

[Continued from above table, first column(s) repeated]

Shares
Basic - Weighted Avg	23,236	24,312	26,002	26,267	24,965
Diluted - Weighted Avg	23,405	24,562	26,275	26,666	25,232
Outstanding (End of Period)	23,529	25,882	26,116	26,395
Units
Weighted Avg	10,576	10,420	10,420	10,390
Outstanding (End of Period)	10,420	10,420	10,420	10,361
Shares & Units
Basic - Weighted Avg	33,812	34,732	36,421	36,657	35,416
Diluted - Weighted Avg	33,981	34,982	36,695	37,055	35,682
Outstanding (End of Period)	33,949	36,302	36,535	36,756

SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	70,806	71,572	70,824	74,214	287,415
Divisional Expenses	21,504	22,413	21,787	21,924	87,628

Divisional NOI	49,303	49,159	49,036	52,290	199,787

Divisional NOI Margin	69.6%	68.7%	69.2%	70.5%	69.5%
growth *(3,4)	1.4%	–3.9%	–3.1%	–4.4%	–2.6%
Same-Property without LBOs
Lease Buyouts (LBOs)	(396)	(605)	(1,753)	(822)	(3,575)

Divisional NOI w/o LBOs	48,907	48,554	47,283	51,468	196,212

growth w/o buyouts

[Additional columns below]

[Continued from above table, first column(s) repeated]

Same-Property Portfolio *(2)
Divisional Revenues	70,079	69,554	69,808	74,707	284,148
Divisional Expenses	21,953	22,758	23,021	22,432	90,165

Divisional NOI	48,126	46,796	46,786	52,275	193,983

Divisional NOI Margin	68.7%	67.3%	67.0%	70.0%	68.3%
growth *(3,4)	–2.4%	–4.8%	–4.6%	0.0%	–2.9%
Same-Property without LBOs
Lease Buyouts (LBOs)	(636)	(187)	(261)	(168)	(1,253)

Divisional NOI w/o LBOs	47,490	46,609	46,525	52,107	192,730

growth w/o buyouts	–2.9%	–4.0%	–1.6%	1.2%	–1.8%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	80,753	81,879	83,980	91,013	337,626
Divisional Expenses	25,500	26,285	26,020	27,424	105,229

Divisional NOI	55,253	55,595	57,960	63,589	232,396

Divisional NOI Margin	68.4%	67.9%	69.0%	69.9%	68.8%
growth *(4)	0.8%	–2.1%	3.0%	6.0%	2.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total Portfolio
Divisional Revenues *(3)	85,939	87,180	85,283	90,860	349,262
Divisional Expenses	27,517	28,296	28,514	28,055	112,382

Divisional NOI	58,422	58,884	56,768	62,806	236,880

Divisional NOI Margin	68.0%	67.5%	66.6%	69.1%	67.8%
growth *(4)	5.7%	5.9%	–2.1%	–1.2%	1.9%

SAME-PROPERTY RESULTS	TOTAL PORTFOLIO RESULTS

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(4)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

4Q03	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILATION

	1Q02	2Q02	3Q02	4Q02	FYE ’02

Revenues
Divisional Same-Property Revenues
Multifamily	22,195	22,253	22,034	21,599	88,081
Office	13,501	13,491	13,849	13,420	54,261
Retail	35,110	35,828	34,941	39,195	145,074

Total Same-Property	70,806	71,572	70,824	74,214	287,415
Less: Unconsolidated	(2,018)	(1,940)	(2,403)	(2,144)	(8,505)

Same-Prop Rev, Cons.	68,788	69,632	68,421	72,070	278,910

Divisional Non Same-Property Revenues
Multifamily	6,080	4,281	2,841	2,877	16,079
Office	1,514	3,648	7,715	9,974	22,850
Retail	2,353	2,379	2,600	3,949	11,281

Total Non-Same Property	9,947	10,308	13,156	16,799	50,210

Less: Unconsolidated	(1,123)	(1,089)	(1,134)	(1,892)	(5,238)

Non Same-Prop Rev, Cons.	8,824	9,219	12,022	14,907	44,972

Divisional Total Revenues
Multifamily	28,275	26,534	24,876	24,475	104,160
Office	15,015	17,139	21,563	23,394	77,111
Retail	37,463	38,207	37,541	43,144	156,355

Total Divisional Revenues	80,753	81,879	83,980	91,013	337,626
Less: Uncons. Revenues	(3,141)	(3,029)	(3,537)	(4,036)	(13,743)
2002 Discontinued Operations	(484)	(601)	(178)	(46)	(1,309)
2003 Discontinued Operations	(1,685)	(1,600)	(1,602)	(1,826)	(6,713)
Unallocated Corporate Rev	1,631	1,844	1,856	1,915	7,246

Cons. Rev, adj -’03 Disc Ops	77,074	78,493	80,519	87,020	323,107

Add: Add’l 2002 Disc Ops Rev	487	604	2	37	1,130
Add: Add’l 2003 Disc Ops Rev	1,685	1,600	1,602	1,826	6,713

Total Cons. Rev, per 10-Q / K	79,246	80,697	82,123	88,883	330,950

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Revenues
Divisional Same-Property Revenues
Multifamily	21,471	22,056	22,370	22,310	88,206
Office	12,905	12,874	12,576	12,680	51,034
Retail	35,703	34,625	34,862	39,718	144,908

Total Same-Property	70,079	69,554	69,808	74,707	284,148
Less: Unconsolidated	(1,948)	(1,971)	(1,887)	(2,262)	(8,068)

Same-Prop Rev, Cons.	68,131	67,583	67,921	72,445	276,080

Divisional Non Same-Property Revenues
Multifamily	2,934	2,533	2,633	2,643	10,743
Office	9,792	12,268	10,133	10,281	42,474
Retail	3,133	2,825	2,709	3,229	11,897

Total Non-Same Property	15,860	17,626	15,475	16,153	65,114

Less: Unconsolidated	(1,979)	(1,956)	(2,059)	(2,180)	(8,174)

Non Same-Prop Rev, Cons.	13,881	15,670	13,416	13,973	56,940

Divisional Total Revenues
Multifamily	24,406	24,589	25,002	24,953	98,949
Office	22,697	25,142	22,709	22,960	93,508
Retail	38,836	37,450	37,571	42,947	156,805

Total Divisional Revenues	85,939	87,180	85,283	90,860	349,262
Less: Uncons. Revenues	(3,927)	(3,927)	(3,946)	(4,442)	(16,242)
2002 Discontinued Operations	—	—	—	—	—
2003 Discontinued Operations	(1,441)	(656)	(654)	(605)	(3,356)
Unallocated Corporate Rev	955	1,570	1,241	812	4,578

Cons. Rev, adj -’03 Disc Ops	81,526	84,167	81,924	86,625	334,242

Add: Add’l 2002 Disc Ops Rev	—	—	—	—	—
Add: Add’l 2003 Disc Ops Rev	734	656	584	—	1,974

Total Cons. Rev, per 10-Q / K	82,260	84,823	82,508	86,625	336,216

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures. The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

4Q03	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE ’02

Expenses
Divisional Same-Property Expenses
Multifamily	7,427	7,892	7,521	7,713	30,553
Office	3,804	3,910	3,634	3,747	15,096
Retail	10,273	10,610	10,632	10,464	41,980

Total Same-Property	21,504	22,413	21,787	21,924	87,628
Less: Unconsolidated	(827)	(868)	(875)	(808)	(3,378)

Same-Prop Exp, Cons.	20,677	21,545	20,912	21,116	84,250

Divisional Non Same-Property Expenses
Multifamily	2,173	1,387	999	903	5,462
Office	701	1,297	2,097	2,990	7,085
Retail	1,123	1,187	1,136	1,607	5,054

Total Non-Same Property	3,997	3,872	4,233	5,500	17,601
Less: Unconsolidated	(487)	(564)	(521)	(837)	(2,409)

Non Same-Prop Exp, Cons.	3,510	3,308	3,712	4,663	15,192

Divisional Total Expenses
Multifamily	9,600	9,279	8,520	8,616	36,015
Office	4,505	5,208	5,731	6,737	22,181
Retail	11,395	11,798	11,769	12,072	47,033

Total Divisional Expenses	25,500	26,285	26,020	27,424	105,229
Less: Uncons. Expense	(1,314)	(1,432)	(1,396)	(1,645)	(5,787)
2002 Discontinued Operations	(194)	(211)	(65)	4	(466)
2003 Discontinued Operations	(454)	(453)	(440)	(468)	(1,815)
Other Expense	18	6	23	8	55

Total Property Operating Exp	23,556	24,195	24,142	25,323	97,216
General & Administrative Exp	3,805	4,472	3,405	3,814	15,496
Depreciation	17,328	17,132	18,125	19,391	71,976
Amortization	2,064	2,010	2,156	2,891	9,121

Cons. Exp, adj -’03 Disc Ops	46,753	47,809	47,828	51,419	193,809

Add: Add’l 2002 Disc Ops Exp	310	355	12	7	684
Add: Add’l 2003 Disc Ops Exp	454	453	440	468	1,815
Add’l 2003 Disc Depr/Amort	340	349	361	354	1,404

Total Cons. Exp, per 10-Q / K	47,857	48,966	48,641	52,248	197,712

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Expenses
Divisional Same-Property Expenses
Multifamily	7,910	8,371	8,707	7,924	32,912
Office	3,775	3,854	3,792	3,788	15,210
Retail	10,268	10,533	10,522	10,720	42,043

Total Same-Property	21,953	22,758	23,021	22,432	90,165
Less: Unconsolidated	(843)	(857)	(816)	(890)	(3,406)

Same-Prop Exp, Cons.	21,110	21,901	22,205	21,542	86,759

Divisional Non Same-Property Expenses
Multifamily	1,171	1,056	967	955	4,148
Office	3,038	3,137	3,157	3,139	12,471
Retail	1,355	1,345	1,369	1,529	5,598

Total Non-Same Property	5,564	5,537	5,493	5,622	22,217
Less: Unconsolidated	(815)	(859)	(931)	(875)	(3,480)

Non Same-Prop Exp, Cons.	4,749	4,678	4,562	4,747	18,737

Divisional Total Expenses
Multifamily	9,081	9,427	9,674	8,878	37,060
Office	6,814	6,992	6,949	6,927	27,682
Retail	11,623	11,877	11,891	12,249	47,640

Total Divisional Expenses	27,517	28,296	28,514	28,055	112,382
Less: Uncons. Expense	(1,658)	(1,716)	(1,747)	(1,765)	(6,886)
2002 Discontinued Operations	—	—	—	—	—
2003 Discontinued Operations	(416)	(207)	(171)	(133)	(927)
Other Expense	—	—	35	—	35

Total Property Operating Exp	25,443	26,373	26,631	26,157	104,604
General & Administrative Exp	4,803	5,262	4,936	4,480	19,481
Depreciation	19,357	20,008	20,377	20,373	80,115
Amortization	1,966	1,942	1,940	2,136	7,984

Cons. Exp, adj -’03 Disc Ops	51,569	53,585	53,884	53,146	212,184

Add: Add’l 2002 Disc Ops Exp	—	—	—	—	—
Add: Add’l 2003 Disc Ops Exp	416	207	171	—	794
Add’l 2003 Disc Depr/Amort	(100)	134	100	—	134

Total Cons. Exp, per 10-Q / K	51,885	53,926	54,155	53,146	213,112

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

4Q03	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,768	14,361	14,513	13,886	57,528	13,561	13,684	13,663	14,386	55,294
Office	9,698	9,580	10,214	9,673	39,165	9,130	9,019	8,783	8,891	35,824
Retail	24,837	25,217	24,309	28,730	103,094	25,435	24,092	24,340	28,997	102,865

Total Same-Property	49,303	49,159	49,036	52,290	199,787	48,126	46,796	46,786	52,275	193,983
Less: Unconsolidated	(1,191)	(1,072)	(1,528)	(1,336)	(5,127)	(1,105)	(1,114)	(1,071)	(1,372)	(4,662)

Same-Prop NOI, Cons.	48,112	48,087	47,508	50,954	194,660	47,021	45,682	45,715	50,903	189,321

Divisional Non Same-Property NOI
Multifamily	3,907	2,894	1,842	1,974	10,617	1,764	1,477	1,665	1,689	6,595
Office	812	2,351	5,618	6,984	15,764	6,753	9,131	6,977	7,141	30,002
Retail	1,230	1,192	1,464	2,342	6,228	1,778	1,480	1,340	1,701	6,299

Total Non-Same Property	5,950	6,436	8,924	11,300	32,609	10,295	12,089	9,982	10,531	42,897
Less: Unconsolidated	(636)	(525)	(613)	(1,055)	(2,829)	(1,164)	(1,097)	(1,128)	(1,305)	(4,694)

Non Same-Prop NOI, Cons.	5,314	5,911	8,311	10,245	29,780	9,131	10,992	8,854	9,226	38,203

Divisional Total NOI
Multifamily	18,675	17,255	16,356	15,860	68,145	15,325	15,162	15,328	16,075	61,890
Office	10,510	11,931	15,832	16,657	54,930	15,883	18,150	15,760	16,033	65,826
Retail	26,068	26,409	25,772	31,072	109,322	27,213	25,572	25,680	30,698	109,164

Total Divisional NOI	55,253	55,595	57,960	63,589	232,396	58,422	58,884	56,768	62,806	236,880
Less: Uncons. NOI	(1,827)	(1,597)	(2,141)	(2,391)	(7,956)	(2,269)	(2,211)	(2,199)	(2,677)	(9,356)
2002 Discontinued Operations	(290)	(390)	(113)	(50)	(843)	—	—	—	—	—
2003 Discontinued Operations	(1,231)	(1,147)	(1,162)	(1,358)	(4,898)	(1,025)	(449)	(483)	(472)	(2,429)
Unallocated Corporate Rev	1,631	1,844	1,856	1,915	7,246	955	1,570	1,241	812	4,578
Other Expense	(18)	(6)	(23)	(8)	(55)	—	—	(35)	—	(35)
G&A Expenses	(3,805)	(4,472)	(3,405)	(3,814)	(15,496)	(4,803)	(5,262)	(4,936)	(4,480)	(19,481)
Depreciation	(17,328)	(17,132)	(18,125)	(19,391)	(71,976)	(19,357)	(20,008)	(20,377)	(20,373)	(80,115)
Amortization	(2,064)	(2,010)	(2,156)	(2,891)	(9,121)	(1,966)	(1,942)	(1,940)	(2,136)	(7,984)

Income from Operations	30,321	30,685	32,691	35,601	129,297	29,957	30,582	28,039	33,480	122,058
Total Other Income (Expense)	(5,247)	7,573	(15,475)	(14,098)	(27,247)	(16,323)	(14,540)	(13,264)	(14,520)	(58,647)

Income from Contin’g Ops *(1)	25,074	38,258	17,216	21,503	102,050	13,634	16,042	14,775	18,960	63,411

Add: 2002 Disc Ops NOI	177	249	(10)	30	446	—	—	—	—	—
Add: 2003 Disc Ops NOI	1,231	1,147	1,162	1,358	4,898	318	449	413	—	1,180
2003 Disc Ops Deprec/Amort	(340)	(349)	(361)	(354)	(1,404)	100	(185)	(100)	—	(185)
Add: 2003 Disc Ops Int Exp	(403)	(403)	(149)	(253)	(1,208)	(195)	(223)	(221)	—	(639)

Inc from Cont *(1), per 10-Q / K	25,739	38,902	17,858	22,284	104,782	13,857	16,083	14,867	18,960	63,767

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,909	3,002	3,864	3,587		1,122	683	501	313
Acquisitions	26	895	1,882	—		—	—	—	135

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

4Q03	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

NOTE:

(1) See Segment Data and Reconciliation beginning on Page 10.

4Q03	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD’03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807	$6,810	$9,803	$32,529
Consolidated
Minority Interest	6,725	11,019	5,769	5,143	28,656	5,512	1,634	2,729	3,770	13,645
(Inc)/Loss - Uncons. Assets	(344)	(57)	(585)	(982)	(1,968)	(88)	(181)	(29)	(468)	(767)
ITDA from Disc Ops *(1)	371	45	282	225	923	194	—	—	117	311
Preferred Dividends	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942	5,914	24,157
Preferred Share Issuance Costs					—	—	4,451	—	—	4,451
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925	16,871	67,556
Income Tax Expense	33	(33)	—	618	618	(181)	(167)	505	35	192
Depreciation & Amortization	19,510	19,270	20,421	22,415	81,616	21,476	21,805	21,848	22,508	87,637
(Gain)/Loss on Sale (Cont & Disc)	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)
Gain/(Loss)-Undeprec Prop *(2,3)	—	228	741	2,403	3,372	151	2,004	3,836	2,050	8,040

EBITDA from Consolidated Props	51,264	51,274	54,979	61,663	219,180	52,202	54,452	54,072	58,563	219,289

Unconsolidated
Reverse: Inc/(Loss) - Uncons.	344	57	585	982	1,968	88	181	29	468	767
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	1,193	1,191	4,783
Income Tax Expense	—	—	—	—	—	—	—	—	—	—
Depreciation & Amortization	617	634	653	942	2,846	1,129	843	996	1,134	4,102
(Gain)/Loss on Sale of Prop	—	—	—	(580)	(580)	—	—	—	—	—

EBITDA	$53,109	$52,890	$57,135	$64,157	$227,290	$54,618	$56,676	$56,291	$61,357	$228,941

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,100	$1,394	$950	$1,171	$4,615	$1,022	$1,504	$1,270	$992	$4,788
Percentage Rents	485	674	584	1,799	3,542	571	601	743	1,878	3,793
Lease Buyouts	396	606	1,753	971	3,726	636	2,412	261	193	3,503
Straight Line Rents *(4)	342	439	588	710	2,079	1,051	626	810	808	3,294
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925	16,871	67,556
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444	1,416	5,576
Debt - Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	1,367	1,363	5,538
Preferred Dividend Payments	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942	5,914	24,157
Preferred Share Issuance Costs					—	—	4,451	—	—	4,451
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	775	813	3,093
Amort of Stock Compensation	197	319	289	302	1,107	340	326	322	308	1,296
Unconsolidated *(5)
Straight Line Rents *(4)	10	12	1	12	35	42	40	22	50	154
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	1,193	1,191	4,783
Capitalized Interest	23	—	—	—	23	—	—	—	—	—
Debt - Principal Reductions	93	247	104	307	750	176	151	132	143	602
Amort of Deferred Finan’g Costs	19	19	19	19	75	19	19	19	19	76

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	To agree with the 4Q gain reflected in the Reconciliation to FFO of $2,627, $224K of Income Tax Expense must be included. The $224K is the tax expense associated with a property disposition. Per the NAREIT’s Accounting Quarterly Update, July 2000, the gain and tax associated with the disposition of property should be excluded from the calculation of FFO.

(4)	Post 2002, the effects of straight line rents are included in the calculation of FFO, according The NAREIT’s White Paper.

(5)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

4Q03	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

SEC Coverage Ratio (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.6	1.7	1.6	1.8	1.7	1.5	1.5	1.4	1.6	1.5
Earnings to Fixed Charges † Preferred Share Distributions	1.3	1.4	1.4	1.6	1.4	1.3	1.3	1.2	1.4	1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	16,796	25,665	15,995	14,920	73,377	16,000	12,232	10,534	13,499	52,264
Discontinued Operations:
Minority Interest in CRLP	—	—	1,977	184	2,161	3,088	—	176	150	3,414
Gain on Disposal	—	—	(6,069)	—	(6,069)	(9,627)	—	(575)	(388)	(10,590)
CRLP Min Int. - Common U/H	6,725	11,019	3,792	4,959	26,495	2,424	1,634	2,553	3,620	10,231
Gains from Sales of Property	(9,808)	(22,304)	(613)	(2,757)	(35,483)	(30)	(2,277)	(3,917)	(1,648)	(7,873)
Income Tax Expense	33	(33)	—	618	618	(181)	(167)	505	35	192
Income from Ptly-Owned Entities	(344)	(57)	(585)	(982)	(1,968)	(85)	(5)	(36)	(482)	(608)

	13,402	14,290	14,497	16,942	59,132	11,590	11,416	9,239	14,786	47,031
Amort of Interest Capitalized	375	375	375	375	1,500	400	400	400	400	1,600
Capitalized Interest	(2,574)	(2,229)	(1,796)	(1,464)	(8,064)	(1,327)	(1,389)	(1,444)	(1,416)	(5,576)
Distrib from Ptly-Owned Entities	527	1,016	956	2,921	5,420	615	1,420	1,073	(636)	2,472
Fixed Charges, from below	21,320	20,462	21,677	22,378	85,838	20,833	21,585	21,362	21,318	85,098

Earnings	33,050	33,915	35,709	41,152	143,826	32,110	33,432	30,630	34,451	130,624

Fixed Charges
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925	16,871	67,556
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444	1,416	5,576
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	775	813	3,093
Distrib to Series B Pfd Unitholders	2,218	2,218	2,218	2,218	8,873	2,218	2,218	2,218	2,218	8,873

Total	21,320	20,462	21,677	22,378	85,838	20,833	21,585	21,362	21,318	85,098

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series A, C & D	3,891	3,891	3,891	3,891	15,565	3,891	3,973	3,724	3,696	15,284

Total	25,211	24,354	25,569	26,270	101,403	24,724	25,559	25,086	25,014	100,382

Supplemental Coverage Ratios
Interest Coverage *(1)	3.2	3.3	3.2	3.4	3.3	3.1	3.1	3.1	3.4	3.2
Fixed Charge Coverage *(2)	2.2	2.3	2.3	2.4	2.3	2.1	2.2	2.2	2.4	2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.0	2.1	2.1	2.3	2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.

Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925	16,871	67,556
Interest Exp. - Unconsolidated	884	925	918	1,150	3,877	1,199	1,200	1,193	1,191	4,783

Total Interest Expense	16,647	16,147	17,738	18,610	69,141	17,775	18,384	18,117	18,062	72,339

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942	5,914	24,157
Debt Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	1,367	1,363	5,538
Debt Prin Amort - Uncons’d	93	247	104	307	750	176	151	132	143	602

Total Fixed Charges	23,650	23,492	25,068	26,408	98,617	25,515	26,081	25,558	25,482	102,636

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444	1,416	5,576
Cap Interest - Unconsolidated	23	—	—	—	23	—	—	—	—	—

Total Fixed Charges w/ Cap Int	26,247	25,721	26,864	27,872	106,704	26,842	27,470	27,002	26,898	108,212

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

4Q03	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

REAL ESTATE ASSETS

	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD’03

Consolidated
Land, Buildings & Equip, Net	1,764,819	1,776,014	1,907,214	1,947,078		1,912,406	1,902,264	1,885,955	1,970,700
Add: Depreciation	322,299	319,657	331,984	351,164		366,840	386,297	404,964	425,487

Operating Assets	2,087,118	2,095,671	2,239,198	2,298,242		2,279,246	2,288,561	2,290,919	2,396,187
Undeveloped Land & CIP	157,636	160,007	135,983	82,520		87,046	98,896	116,331	114,262
Unconsolidated Investments
Operating Assets	81,658	84,007	84,179	87,945		122,706	123,502	124,100	125,837
Undeveloped Land & CIP	30,220	32,542	34,503	97		7	—	—	—

Total Real Estate	2,356,632	2,372,227	2,493,863	2,468,804		2,489,005	2,510,959	2,531,349	2,636,286

This unconsolidated data regarding real estate assets are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth below are calculated on the same basis. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

INVESTMENT ACTIVITY

Acquisition of Properties
Multifamily	—	—	—	—	—	—	—	—	59,350	59,350
Office	16,767	56,338	122,905	—	196,010	—	—	—	18,912	18,912
Retail	—	—	—	—	—	—	—	—	—	—

Acquisitions	16,767	56,338	122,905	—	196,010	—	—	—	78,262	78,262
Other Assets & Debt Assumed	(46)	(617)	(44,539)	—	(45,202)	—	—	—	(790)	(790)

Acq, net - Cons. Assets	16,721	55,721	78,366	—	150,808	—	—	—	77,472	77,472

Development Expenditures
Multifamily	2,794	1,549	1,463	3,147	8,953	726	2,326	404	11,264	14,721
Office	13,328	7,104	9,104	2,968	32,504	2,169	795	994	1,965	5,924
Retail	12,326	15,572	6,710	7,903	42,511	3,990	13,310	22,359	22,917	62,576
Other (mixed-use, infrastruct)	1,018	981	1,142	175	3,316	295	466	892	—	1,653

Total, incl subs	29,466	25,206	18,419	14,193	87,284	7,181	16,897	24,650	36,146	84,873
Less: Non-Cash Allocations & Other	(4,167)	(2,902)	(2,626)	(1,970)	(11,665)	—	(2,139)	—	—	(2,139)
Less: Infrastructure Reimbursement from City/Cty	(3,564)	(1,318)	(1,422)	(780)	(7,084)	(3,457)	(2,290)	(2,595)	(1,836)	(10,178)
Less: Uncons. /Other *(1)	(5,973)	(4,821)	(6,390)	(1,355)	(18,539)	—	—	—	—	—

Development, Cons. Assets	15,762	16,165	7,981	10,088	49,996	3,724	12,468	22,055	34,310	72,556

(1) Includes items reclassified to other cash flow investing activities
Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	19,036	75,473	—	—	94,509	13,800	—	—	—	13,800
Office	—	—	8,692	—	8,692	—	—	3,033	—	3,033
Retail	—	—	11,694	23,693	35,387	17,100	—	—	—	17,100
Land and other	169	776	3,011	3,528	7,484	631	2,123	6,388	14,890	24,031

Total, incl subs	19,205	76,249	23,396	27,221	146,071	31,531	2,123	9,421	14,890	57,964
Selling Costs	(864)	(261)	(917)	(727)	(2,769)	(797)	(87)	(236)	(761)	(1,881)
Outparcels/Land (Dev)	(169)	—	(3,011)	(2,665)	(5,845)	—	—	—	—	—
Less: Uncons. Assets - net	—	—	—	(5,216)	(5,216)	—	—	—	—	—

Sales, Net - Cons. Assets	18,172	75,988	19,468	18,613	132,241	30,734	2,035	9,185	14,129	56,083

See Note Under Real Estate Assets above.

4Q03	- 16 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Regular Maintenance
Multifamily	1,218	1,792	1,531	1,394	5,935	1,088	1,553	1,425	1,336	5,402
Office	451	324	299	268	1,343	524	272	376	301	1,473
Retail	431	748	658	1,149	2,986	621	613	669	1,145	3,048

Total Regular Maintenance	2,100	2,864	2,488	2,811	10,264	2,233	2,438	2,470	2,782	9,923
Less: Uncons.	(209)	(216)	(29)	(21)	(475)	(71)	(167)	(109)	(61)	(408)

Reg. Maint., Cons.	1,891	2,648	2,459	2,790	9,789	2,162	2,271	2,361	2,721	9,515

Revenue-Enhancing
Multifamily	17	14	65	500	596	51	50	43	5	149
Office	—	—	—	—	—	—	—	—	—	—
Retail	237	1,175	134	318	1,864	334	929	471	734	2,468

Total Rev-Enhancing	254	1,189	199	818	2,460	385	979	514	739	2,617
Less: Uncons.	(1)	(110)	—	(1)	(112)	(14)	(48)	7	(69)	(124)

Rev-Enhanc, Cons.	253	1,079	199	817	2,348	371	931	521	670	2,493

Administrative
Multifamily	27	54	18	2	101	6	25	16	1	48
Office	9	5	1	29	44	70	5	—	—	75
Retail	5	8	10	83	106	18	190	5	35	248
Corporate	1,452	10	32	103	1,597	99	31	32	20	182

Total Administrative	1,493	77	61	217	1,848	193	251	53	56	553
Less: Uncons.	—	—	—	—	—	—	—	—	—	—

Admin., Cons.	1,493	77	61	217	1,848	193	251	53	56	553

Total Capital Expenditures	3,847	4,130	2,748	3,846	14,572	2,811	3,668	3,037	3,577	13,093
Less: Uncons.	(210)	(326)	(29)	(22)	(587)	(85)	(215)	(102)	(130)	(532)

Capital Exp., Cons.	3,637	3,804	2,719	3,824	13,985	2,726	3,453	2,935	3,447	12,561

See Note Under Real Estate Assets, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	1,036	1,854	2,182	2,278	7,350	3,220	2,058	1,373	1,976	8,627
Retail	752	810	1,810	4,996	8,368	1,545	3,384	474	2,450	7,853

Total Tenant Improvements	1,788	2,664	3,992	7,274	15,718	4,765	5,442	1,847	4,426	16,480
Less: Uncons.	(71)	(68)	(4)	(178)	(321)	(598)	(5)	(520)	(1,510)	(2,633)
Add: TI - Developments	2,368	129	6,689	973	10,159	—	—	—	—	—

Consolidated	4,085	2,725	10,677	8,069	25,556	4,167	5,437	1,327	2,916	13,847

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	438	423	250	803	1,914	505	543	1,055	593	2,696
Retail	302	587	277	449	1,615	255	347	418	868	1,888

Total Leasing Commissions	740	1,010	527	1,252	3,529	760	890	1,473	1,461	4,584
Less: Uncons.	(22)	(59)	(35)	(112)	(228)	(16)	(1)	(7)	(90)	(114)

Consolidated	718	951	492	1,140	3,301	744	889	1,466	1,371	4,470

See Note Under Real Estate Assets, page 16.

4Q03	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DEBT SUMMARY: CORPORATE & PERCENT OF SUBSIDIARY

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Unsecured/Secured
Unsecured Line of Credit	$203,924	$211,599	$205,459	$208,270	16%	$213,648	$32,860	$42,261	$205,935	3%
Unsecured Other	628,155	628,720	670,673	670,646	50%	645,396	742,873	742,952	693,031	60%
Secured	425,838	418,980	462,560	461,577	34%	460,055	455,195	448,988	447,477	37%

Total Debt	1,257,917	1,259,299	1,338,692	1,340,493	100%	1,319,100	1,230,928	1,234,201	1,346,443	100%

Less: Secured — Uncons Debt	(71,607)	(75,938)	(77,901)	(78,301)		(78,116)	(78,862)	(78,726)	(78,578)

Total Consolidated Debt	1,186,310	1,183,361	1,260,791	1,262,192		1,240,984	1,152,066	1,155,475	1,267,865

Fixed/Floating
Fixed Rate Debt	994,304	983,806	1,062,698	1,043,453	78%	1,009,872	1,059,479	1,066,172	1,023,052	86%
Floating Rate Debt — Capped	91,206	90,819	90,404	89,922	7%	89,380	88,844	88,294	87,732	7%
Floating Rate Debt	172,408	184,675	185,590	207,119	15%	219,847	82,606	79,735	235,660	7%

Total Debt	1,257,918	1,259,299	1,338,692	1,340,493	100%	1,319,100	1,230,928	1,234,201	1,346,443	100%

Less: Unconsolidated Debt	(71,607)	(75,938)	(77,901)	(78,301)		(78,116)	(78,862)	(78,726)	(78,578)

Total Consolidated Debt	1,186,311	1,183,361	1,260,791	1,262,192		1,240,984	1,152,066	1,155,475	1,267,865

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475	$50,475	$50,475	$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerhsips and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193		$1,240,984	$1,152,066	$1,155,475	$1,267,865
Uncons Debt (Sub Props)	71,607	75,938	77,901	78,301		78,116	78,862	78,726	78,578

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494		1,319,100	1,230,928	1,234,201	1,346,443
Preferred Stock
8.75% Series A	125,000	125,000	125,000	125,000		125,000	—	—	—
8.875% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000	50,000	50,000
8.125% Series D	—	—	—	—		—	125,000	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	275,000	275,000	275,000
Market Equity (Shares & Units)	1,138,021	1,298,242	1,211,126	1,141,708		1,123,033	1,277,467	1,316,368	1,455,524

Total Market Capitalization	2,670,938	2,832,541	2,824,818	2,757,202		2,717,132	2,783,396	2,825,569	3,076,968

Debt / Total Market Cap’n	47%	44%	47%	49%		49%	44%	44%	44%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

4Q03	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction

						Development Costs
		Units / SF-in 000s			Property
					Stabilized		Thru				4Q04
	Location	Total	Deliv’d	Leased	Date	Total	4Q03	1Q04	2Q04	3Q04	& Aft

In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252			3Q05	19.4	4.2	2.3	4.0	3.8	5.1
CV Twin Lakes	Orlando, FL	460			2Q06	35.0	11.0	3.7	5.2	5.5	9.6
Retail
CP Trussville, Phase II	Birmingham, AL	59		43	2Q04	8.4	6.8	1.4	0.2	—	—
Mixed-Use
Colonial TownPark	Orlando, FL	*(1)			1Q05	23.6	10.4	8.1	2.6	1.4	1.1
Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530		*(2)	1Q05	28.6	5.3	9.9	7.1	4.7	1.6
CS Clay	Birmingham, AL	66		*(3)	1Q04	4.3	3.6	0.7	—	—	—
Colonial Univ. Village	Auburn, AL	555		*(4)	1Q06	19.1	10.7	1.4	5.7	—	1.3

Total Significant Projects, in CIP						138.4	52.0	27.5	24.8	15.4	18.7

Transferred to Operating Assets
Mixed-Use
Colonial TownPark -Completed Retail	Orlando, FL	*(1)		120	1Q05	19.3	19.3	—	—	—	—
Office
CC 200 at TownPark	Orlando, FL	155	155	140	3Q04	23.1	18.6	4.1	—	0.4	—

Total Significant Projects						180.8	89.9	31.6	24.8	15.8	18.7

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP	52.0
Misc (Infrastructure and Misc Construction)	10.0	* Predevelopment and other.
Land Inventory	52.2	* Raw and improved land.

Total Construction In Progress	114.3

SIGNIFICANT PROPERTY ACQUISITIONS

					Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants

			(SF-000s)	($ mm)	*(7)
Multifamily
Colonial Grand at Metrowest	Orlando, FL	Dec-03	311	$26.0
Colonial Village at Quarry Oaks	Austin, TX	Dec-03	533	33.4

				59.4	7.1%
Office
Colonial Center Research Place	Huntsville, AL	Dec-03	273	18.9	14.5%	Nat’l Missile Def., Lockheed Martin

Total				$78.3	8.9%

See Notes on next page.

4Q03	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants

			(SF-000s)	($ mm)	*(5)
Multifamily
Colonial Grand at Citrus Park	Tampa, FL	Mar-03	176	$13.8	7.6%
Office
2100 International Park	Birmingham, AL	Sep-03	29	3.0	8.0%
Retail
Colonial Promenade Bardmoor	St. Petersburg, FL	Mar-03	152.6	17.1	7.5%	Publix, Eckerds & Bealls

Total				$33.9	7.6%

Notes:

(1) 78 multifamily units (12 over retail, 66 freestanding), 41,000 sf of office space, and 143,000 sf of retail space.

(2) Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3) Renovation of center and redevelopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4) Redevelopment adding approx 180,000 new sf.

(5) Projected 12 month property NOI divided by acquisition/disposition price.

4Q03	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS & JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest

Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$31,825	$19,698
Parkway City Mall	Huntsville	AL	Retail	630	45%	28,787	10,493
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,342
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,759	56
Land Title Building	Birmingham	AL	Office	32	33%	508	—
CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Grand at Ponte Vedra	Jacksonville	FL	Multifamily	240	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,950		10,806	1,923
CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,894	689
DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090			2,284
Other Unconsolidated Investments						—	11

Total Investments in Unconsolidated Subsidiaries						$78,578	$37,496

4Q03	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Common Shares	CLP	$26.63	$23.19	$26.06	$31.15	$33.94	$39.60
Annual Growth		-11.6%	-12.9%	12.4%	19.5%	9.0%	16.7%
Dividend per Share		$2.20	$2.32	$2.40	$2.52	$2.64	$2.66
Annual Growth		5.8%	5.5%	3.4%	5.0%	4.8%	0.8%
Yield on End of Period Price		8.3%	10.0%	9.2%	8.1%	7.8%	6.7%
Total Annual Return		-4.3%	-4.2%	22.7%	29.2%	17.4%	24.5%

4Q03	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A - REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Preferred Shares	CLPPRA	$24.00	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		9.11%	12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue - Not Traded

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100MM
Redeemable	2/23/2004	Dividend $/Share	$4.4375
- Redeem Price	$50.00	Yield on Face Value	8.875%

4Q03	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Preferred Shares	CLPPRC				$25.65	$26.25	$26.82
Dividend History
Annual Dividend					Partial Year	$2.31	$2.31
Yield on End of Period Price					9.02%	8.81%	8.62%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Preferred Shares	CLPPRD						$27.16
Dividend History
Annual Dividend							$2.03
Yield on End of Period Price							7.48%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

4Q03	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Common Shares - CLP
Ordinary Income	81.37%	78.78%	79.42%	85.86%	77.79%	58.34%
Return of Capital	18.63%	17.35%	8.16%	2.40%	22.21%	33.85%
Long-Term Capital Gain			4.74%	4.65%
Unrecaptured Section 1250 Gain		3.87%	7.68%	7.09%
25% Capital Gain						2.39%
20% Capital Gain						3.90%
15% Capital Gain						1.52%
Preferred Shares - CLPPRA
Ordinary Income	100%	100%	100%	100%	100%	88.18%
25% Capital Gain						3.62%
20% Capital Gain						5.91%
15% Capital Gain						2.29%
Preferred Shares - CLPPRC
Ordinary Income	100%	100%	100%	100%	100%	88.18%
25% Capital Gain						3.62%
20% Capital Gain						5.91%
15% Capital Gain						2.29%
Preferred Shares - CLPPRD
Ordinary Income						88.18%
25% Capital Gain						3.62%
20% Capital Gain						5.91%
15% Capital Gain						2.29%

4Q03	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating

			Senior Unsecured	Preferred

Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Philip Kibel	212-553-4402	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	WITHOUT UNCONS. SUBSIDIARY DEBT				WITH UNCONS. SUBSIDIARY DEBT

	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y

Unsecured/Secured
Unsecured Line of Credit	$205,935	16%	2.2%	1.9	$205,935	15%	2.2%	1.9
Unsecured Other	693,031	55%	7.2%	4.8	693,031	51%	7.2%	4.8
Secured	368,899	29%	5.5%	8.8	447,477	33%	5.5%	7.8

Total Debt	$1,267,865	100%	5.9%	5.5	$1,346,443	100%	5.8%	5.3

Fixed/Floating
Fixed Rate Debt	$975,260	77%	7.0%	5.0	$1,023,052	76%	7.0%	4.9
Floating Rate Debt - Capped	87,732	7%	2.4%	8.0	87,732	7%	2.4%	8.0
Floating Rate Debt	204,874	16%	2.1%	6.8	235,660	18%	2.1%	6.2

Total Debt	$1,267,865	100%	5.9%	5.5	$1,346,443	100%	5.8%	5.3

Tax-Exempt Debt	48,475	4%	2.3%	22.5	50,475	4%	2.4%	22.7

Notes:

(1) See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit - due Nov-05

LINE OF CREDIT

	12/31/02	12/31/03	Interest Rate	Due	Remaining	Notes

Floating	$78,270	90,935	2.17%	11/22/05	1.9	A	U
Swapped to Fixed				11/22/05	1.9	F	U
Competitive Bid Option - Floating	55,000	65,000	1.74%	11/22/05	1.9	A	U
Competitive Bid Option - Swapped to Fixed	75,000	50,000	2.71%	11/22/05	1.9	F	U

Total Outstanding on LOC	$208,270	$205,935	2.16%		1.9

Notes:

•	The $320MM LOC has a $160MM Competitive Bid Option.

•	10 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Chevy Chase, Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 30 bps.

•	3-Year facility through November, 2005; with 1 1-year extension

4Q03	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/02	12/31/03	Interest Rate	Maturity Date	Remaining	Notes

Corporate
Revolving Line of Credit		$208,270	$205,935	2.16%	11/22/05	1.9		U
Land Loan		505	464	2.98%	09/30/04	0.8	A	S
FV of Hedging (FASB 133)		2,554	—		07/26/04	0.6	A	U
Medium Term Notes
195896 AB 1	01/17/97	50,000	—					U
195896 AA 3	12/11/96	50,000	—					U
195896 AC 9	07/25/97	75,000	75,000	6.96%	07/26/04	0.6		U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	0.6		U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	1.1		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	1.6		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	1.7		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	3.0		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	6.1		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	6.2		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	7.0		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	7.0		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	2.5		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	3.5		U
195891 AD 8	08/09/02	100,000	100,000	6.99%	08/15/12	8.6		U
195891 AE 6	04/04/03		125,000	6.15%	04/15/13	9.3		U
Unamortized Discounts		(2,025)	(1,969)					U
Multifamily Properties
CG at Edgewater		21,541	21,277	6.81%	01/01/11	7.0		S
CG at Galleria		22,400	22,400	2.56%	06/15/26	22.5	C	S
CG at Galleria Woods		9,375	9,247	6.91%	07/01/09	5.5		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	6.5		S
CG at Hunter’s Creek		11,136	10,827	6.59%	06/30/10	6.5	F	S
CG at Madison		17,397	16,953	2.19%	08/01/11	7.6	B	S
CG at Natchez Trace (Ph I)		6,692	6,648	8.30%	09/01/35	31.7		S
CG at Natchez Trace (Ph II)		3,994	3,971	8.25%	02/01/37	33.1		S
CG at Promenade		22,472	22,196	6.81%	01/01/11	7.0		S
CG at Reservoir		8,581	8,379	2.47%	04/01/12	8.3	B	S
CG at Riverchase		20,495	19,972	2.19%	07/01/11	7.5	B	S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	6.5		S
CV at Ashley Plantation		9,324	9,065	6.59%	06/30/10	6.5	F	S
CV at Gainesville		26,602	25,978	2.47%	04/01/12	8.3	B	S
CV at Inverness		9,900	9,900	2.21%	06/15/26	22.5	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	6.5		S
CV at Lake Mary		8,621	8,382	6.59%	06/30/10	6.5	F	S
CV at Research Park		12,775	12,775	2.16%	06/15/26	22.5	C	S
CV at Timothy Woods *		9,467	9,330	7.49%	09/01/09	5.7		S
CV at Trussville		16,847	16,449	2.47%	04/01/12	8.3	B	S
CV at Vernon Marsh		3,400	3,400	2.10%	07/01/26	22.5	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,671	16,442	8.25%	01/10/08	4.0		S
Colonial Center Heathrow		32,670	31,852	7.39%	12/01/04	0.9		S
Colonial Center Heathrow		11,000	11,000	7.84%	12/01/04	0.9		S
Interstate Park Building 100-400 & 600		2,852	—
Perimeter Corp Park 1500 - Unsecured		117
Perimeter Corp Park 1525		4,706	—
Retail Properties
CP Montgomery		12,194	12,016	7.49%	09/01/06	2.7		S
CP University Park I		11,959	11,785	7.49%	08/27/09	5.7		S
Village at Roswell Summit		1,511	—	8.93%	09/01/05	1.7		S

Total Corporate Debt		$1,262,192	$1,267,865	5.88%		5.5

4Q03	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARY

	% Owned	12/31/02	12/31/03	Interest Rate	Maturity Date	Remaining	Notes

Multifamily Properties
Barrington, LLC (CG)	15.0%	$974	$961	7.60%	10/01/09	5.8		S
Cahaba Heights, LLC (CV)	15.0%	813	802	7.60%	10/01/09	5.8		S
Mountain Brook, LLC (CG)	15.0%	2,432	2,397	7.60%	10/01/09	5.8		S
Ponte Vedra, LLC (CG)	15.0%	1,356	1,335	7.60%	10/01/09	5.8		S
River Hills, LLC (CG)	15.0%	3,860	3,800	7.60%	10/01/09	5.8		S
Stockbridge, LLC (CV)	15.0%	1,532	1,511	7.60%	10/01/09	5.8		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	27.0	C	S
Hillwood, LLC (CV)	15.0%	310	299	7.80%	10/01/20	16.8		S
Inverness Lakes I, LLC (CV)	15.0%	589	600	2.47%	12/15/30	27.0	C	S
Inverness Lakes I, LLC (CV)	15.0%	356	329	7.80%	07/01/20	16.5		S
Inverness Lakes II, LLC (CV)	15.0%	2,007	1,977	8.11%	05/01/10	6.3		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	27.0	C	S
Rocky Ridge, LLC (CV)	15.0%	306	289	7.74%	10/01/16	12.8		S
Office Properties
Land Title Building	33.3%	535	508	8.10%	02/01/15	11.1		S
Retail Properties
CP Hoover	10.0%	1,778	1,759	5.94%	01/11/13	9.0		S
Orlando Fashion Square	50.0%	32,175	31,825	7.00%	12/28/05	2.0		S
Parkway Place	45.0%	27,881	28,787	2.37%	12/20/04	1.0	A	S

Total Subsidiary Property Debt		$78,301	$78,578	5.29%		3.3

Total Corporate & Subsidiary Debt *(1)		$1,340,493	$1,346,443	5.85%		5.3

Notes:

(1) See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

A	Floating Rate Debt
B	Floating Rate Debt - Capped
C	Floating Rate Debt - Tax Exempt
D	Floating Rate Debt - Swapped from Fixed Rate
E	Fixed Rate Debt - Tax Exempt
F	Fixed Rate Debt - Swapped from Floating Rate
Debt without a notation is Fixed Rate Debt
U	Unsecured Debt
S	Secured Debt

4Q03	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)
($ in 000s)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,195	22,253	22,034	21,599	88,081	21,471	22,056	22,370	22,310	88,206
Divisional Expenses	7,427	7,892	7,521	7,713	30,553	7,910	8,371	8,707	7,924	32,912

Divisional NOI	14,768	14,361	14,513	13,886	57,528	13,561	13,684	13,663	14,386	55,294

Divisional NOI Margin	66.5%	64.5%	65.9%	64.3%	65.3%	63.2%	62.0%	61.1%	64.5%	62.7%
NOI Growth *(3)	-4.5%	-8.0%	-3.3%	-11.0%	-6.8%	-8.2%	-4.7%	-5.9%	3.6%	-3.9%
NOI Growth - Sequential						-2.3%	0.9%	-0.2%	5.3%
Total Division Portfolio
Divisional Revenues *(3)	28,275	26,534	24,876	24,475	104,160	24,406	24,589	25,002	24,953	98,949
Divisional Expenses	9,600	9,279	8,520	8,616	36,015	9,081	9,427	9,674	8,878	37,060

Divisional NOI	18,675	17,255	16,356	15,860	68,145	15,325	15,162	15,328	16,075	61,890

Divisional NOI Margin	66.0%	65.0%	65.7%	64.8%	65.4%	62.8%	61.7%	61.3%	64.4%	62.5%
NOI Growth	-6.9%	-15.6%	-18.2%	-20.6%	-15.3%	-17.9%	-12.1%	-6.3%	1.4%	-9.2%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property

							Increase/(Decrease) from Prior Year Period

							Current Quarter			Year-to-Date
		# of Wtd	% of	% of	# of Wtd	% of
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI

Birmingham	AL	3,165	24.7%	23.7%	3,054	28.2%	4.2%	0.4%	6.9%	3.8%	8.5%	0.7%
Huntsville	AL	1,572	12.3%	12.9%	1,572	14.5%	1.8%	3.0%	1.3%	-0.1%	5.7%	-3.1%
Jackson	MS	498	3.9%	5.3%	328	3.0%	4.6%	-12.9%	12.3%	3.4%	1.0%	4.3%
Mobile	AL	476	3.7%	2.4%	401	3.7%	0.1%	9.9%	-6.1%	-1.3%	10.8%	-8.6%
Montgomery	AL	408	3.2%	4.9%	384	3.5%	15.3%	-16.8%	28.4%	11.3%	-1.3%	16.2%
Orlando	FL	2,777	21.7%	24.4%	2,010	18.6%	1.1%	3.6%	0.0%	-1.5%	5.1%	-4.6%
Sarasota	FL	560	4.4%	5.8%	288	2.7%	0.5%	26.4%	-11.1%	-7.6%	11.5%	-16.0%
Other		3,360	26.2%	20.6%	2,782	25.7%	3.6%	6.6%	1.8%	-3.5%	11.5%	-11.4%

Total		12,816	100.0%	100.0%	10,819	100.0%	3.3%	2.7%	3.6%	0.1%	7.7%	-3.9%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q03	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Apartment Homes
Same-Property *(1)	10,819	10,819	10,819	10,819	10,819	10,819	10,819	10,819	10,819	10,819
Total Division	13,604	12,044	12,148	12,148	12,486	11,972	11,972	11,972	12,816	12,183
Physical Occupancy
Same-Property *(1)	91.7%	92.8%	90.7%	88.2%		93.3%	94.0%	94.8%	93.0%
Total Division *(2)	91.7%	92.7%	90.8%	88.2%		92.8%	93.6%	94.7%	92.9%
Economic Occupancy *(3)
Same-Property *(1)	83.1%	82.6%	80.0%	78.8%		80.0%	80.0%	81.7%	80.5%
Total Division *(2)	81.2%	81.2%	79.1%	77.8%		79.1%	79.2%	81.2%	79.8%

PHYSICAL OCCUPANCY						ECONOMIC OCCUPANCY

End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$760	$765	$769	$770		$771	$774	$781	$778
change	1.9%	2.3%	2.0%	1.8%		1.4%	1.2%	1.6%	1.0%
Total Division	$758	$781	$785	$785		$799	$788	$795	$794
change	5.7%	6.4%	4.9%	4.4%		5.4%	0.9%	1.3%	1.1%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.71	$0.71	$0.71	$0.71		$0.72	$0.72	$0.72	$0.72
change	1.4%	2.9%	1.4%	1.4%		1.4%	1.4%	1.4%	1.0%
Total Division	$0.72	$0.72	$0.73	$0.73		$0.74	$0.73	$0.73	$0.73
change	4.3%	2.9%	2.8%	2.8%		2.8%	1.4%	0.0%	0.0%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$760	$765	$769	$770		$771	$774	$781	$778
Less: Vacancy & Concessions *(3)	(123)	(133)	(143)	(155)		(160)	(152)	(145)	(145)
Less: Effect of Change To Qtrly Avg	(2)	(2)	(1)	—		—	(1)	—	—

Cons. Rents per Unit	$635	$630	$625	$615		$611	$621	$636	$633

(No Uncons. in Same-Property)
Total Division
Scheduled Rent	$758	$781	$785	$785		$799	$788	$795	$794
Less: Vacancy & Concessions *(3)	(136)	(146)	(156)	(165)		(169)	(161)	(154)	(156)
Less: Eff - Change To Qtrly Avg & Disp	(2)	(17)	(2)	—		(13)	(2)	—	—

Monthly Rent/Unit	620	618	627	620		617	625	641	638

Uncons. Assets	1	2	2	1		2	2	2	2

Cons. Rents per Unit	$621	$620	$629	$621		$618	$627	$638	$639

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3	3	3
Mult by: Avg # of Cons. Units for Pd	13,693	12,716	11,723	11,723		11,723	11,547	11,547	11,547

Revenue	$25,518	$23,641	$22,111	$21,844		$21,747	$21,706	$22,099	$22,144

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

4Q03	- 30 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS CONT’D

BASE RENT PER UNIT	CAPEX PER UNIT

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) *(3)
Regular Maintenance	$1,218	$1,792	$1,531	$1,394	$5,935	$1,088	$1,553	$1,425	$1,336	$5,402
Revenue- Enhancing	17	14	65	500	596	51	50	43	5	149
Admin - Division	27	54	18	2	101	6	25	16	1	48

Total	$1,262	$1,860	$1,614	$1,896	$6,632	$1,145	$1,628	$1,484	$1,342	$5,599

Capital Expenditures per Unit
Regular Maintenance	$90	$149	$126	$115	$475	$91	$130	$119	$104	$443
Revenue- Enhancing	1	1	5	41	48	4	4	4	0	12

Total	$91	$150	$131	$156	$523	$95	$134	$123	$105	$460

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

4Q03	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Total			CLP Wtd
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

ALABAMA
CG at Galleria	Birmingham		1,080	1,195.2		1,080	1,195.2
CG at Galleria Woods	Birmingham		244	260.7		244	260.7
CG at Liberty Park	Birmingham		300	338.7		300	338.7
CG at Mountain Brook	Birmingham		392	392.7	15%	59	58.9
CG at Riverchase	Birmingham		468	745.8		468	745.8
CV at Cahaba Heights	Birmingham		125	131.2	15%	19	19.7
CV at Inverness	Birmingham		586	551.6		586	551.6
CV at Rocky Ridge	Birmingham		226	258.9	15%	34	38.8
CV at Trussville	Birmingham		376	410.3		376	410.3

	Total - 9	13.0	3,797	4,285.2		3,165	3,619.8
CG at Edgewater	Huntsville		500	541.7		500	541.7
CG at Madison	Huntsville		336	354.6		336	354.6
CV at Research Park	Huntsville		736	809.3		736	809.3

	Total - 3	11.7	1,572	1,705.6		1,572	1,705.6
CG at Inverness Lakes	Mobile		312	329.9	15%	47	49.5
CV at Inverness Lakes	Mobile		186	176.5	15%	28	26.5
CV at Ashford Place	Mobile		168	139.1		168	139.1
CV at Huntleigh Woods	Mobile		233	199.1		233	199.1

	Total - 4	20.8	899	844.6		476	414.1
CG at Promenade	Montgomery		384	424.4		384	424.4
CV at Hillwood	Montgomery		160	150.9	15%	24	22.6

	Total - 2	4.5	544	575.3		408	447.0

TOTAL ALABAMA	18	12.7	6,812	7,410.7		5,621	6,186.6

FLORIDA
CG at Cypress Crossing	Orlando		250	314.6		250	314.6
CG at Heather Glen	Orlando		448	524.1		448	524.1
CG at Heathrow	Orlando		312	370.0		312	370.0
CG at Hunter’s Creek	Orlando		496	624.5		496	624.5
CG at Metrowest	Orlando		311	313.5		311	313.5
CG at TownPark	Orlando		456	584.7		456	584.7
CV at Lake Mary	Orlando		504	431.4		504	431.4

	Total - 7	6.2	2,777	3,162.7		2,777	3,162.7
CG at Lakewood Ranch	Sarasota		288	301.7		288	301.7
CV at TownPark	Sarasota		272	316.4		272	316.4

	Total -	3.5	560	618.0		560	618.0
CG at Riverhills	Tampa		776	690.3	15%	116	103.5

	Total - 1	12.5	776	690.3		116	103.5
CG at Gainesville	Gainesville		560	488.6		560	488.6
CG at Ponte Vedra	Jacksonville		240	211.6	15%	36	31.7

	Total - 2	10.8	800	700.3		596	520.4

TOTAL FLORIDA	12	6.7	4,913	5,171.3		4,049	4,404.6

[Additional columns below]

[Continued from above table, first column(s) repeated]

		For Period Ending

Property	Location	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

ALABAMA
CG at Galleria	Birmingham	90.8%	99.0%	95.4%	94.5%	93.7%	S
CG at Galleria Woods	Birmingham	95.5%	97.1%	96.4%	96.2%	97.1%	S
CG at Liberty Park	Birmingham	93.3%	96.3%	99.7%	96.9%	93.3%	S
CG at Mountain Brook	Birmingham	94.9%	96.0%	96.7%	93.4%	89.1%
CG at Riverchase	Birmingham	87.9%	97.8%	94.7%	93.2%	93.6%	S
CV at Cahaba Heights	Birmingham	96.8%	96.0%	100.0%	99.2%	96.8%
CV at Inverness	Birmingham	93.5%	98.5%	97.9%	98.5%	96.5%	S
CV at Rocky Ridge	Birmingham	94.2%	95.1%	96.0%	93.4%	94.2%
CV at Trussville	Birmingham	92.0%	98.7%	96.0%	97.9%	95.5%	S

	Total - 9	91.8%	98.2%	96.4%	95.8%	94.6%
CG at Edgewater	Huntsville	90.7%	95.9%	95.9%	95.0%	91.6%	S
CG at Madison	Huntsville	90.5%	96.1%	94.0%	94.6%	95.2%	S
CV at Research Park	Huntsville	86.9%	94.9%	96.7%	94.5%	93.1%	S

	Total - 3	88.9%	95.5%	95.9%	94.7%	93.1%
CG at Inverness Lakes	Mobile	91.3%	94.1%	91.1%	81.8%	81.4%
CV at Inverness Lakes	Mobile	91.4%	94.2%	88.8%	89.8%	87.1%
CV at Ashford Place	Mobile	83.3%	94.6%	97.6%	96.4%	93.5%	S
CV at Huntleigh Woods	Mobile	91.0%	89.3%	94.0%	93.6%	93.0%	S

	Total - 4	88.3%	91.9%	94.7%	93.2%	91.7%
CG at Promenade	Montgomery	88.5%	90.4%	88.3%	95.3%	95.1%	S
CV at Hillwood	Montgomery	83.8%	96.9%	97.5%	97.5%	94.4%

	Total - 2	88.2%	90.8%	88.8%	95.4%	95.1%

TOTAL ALABAMA	18	90.4%	96.3%	95.5%	95.2%	94.0%

FLORIDA
CG at Cypress Crossing	Orlando	91.2%	97.3%	96.0%	92.9%	93.9%	S
CG at Heather Glen	Orlando	90.7%	98.0%	97.5%	94.9%	94.8%	S
CG at Heathrow	Orlando	89.7%	94.5%	95.1%	93.6%	93.9%	S
CG at Hunter’s Creek	Orlando	86.7%	94.4%	98.5%	96.5%	94.9%	S
CG at Metrowest	Orlando					94.0%
CG at TownPark	Orlando	LU	94.1%	97.8%	96.1%	93.7%
CV at Lake Mary	Orlando	84.4%	92.4%	91.9%	92.9%	93.0%	S

	Total - 7	88.0%	94.9%	96.2%	94.7%	94.0%
CG at Lakewood Ranch	Sarasota	86.4%	84.4%	78.8%	95.7%	95.5%	S
CV at TownPark	Sarasota	LU	71.7%	74.3%	93.4%	92.8%

	Total - 2	86.4%	78.2%	76.6%	94.6%	94.2%
CG at Riverhills	Tampa	91.0%	88.9%	88.0%	93.9%	91.1%

	Total - 1	91.0%	88.9%	88.0%	93.9%	91.1%
CG at Gainesville	Gainesville	72.5%	74.1%	74.6%	93.4%	94.3%	S
CG at Ponte Vedra	Jacksonville	91.9%	98.4%	94.4%	96.7%	94.4%

	Total - 2	73.7%	75.6%	75.8%	93.6%	94.3%

TOTAL FLORIDA	12	85.2%	89.1%	89.7%	94.5%	94.0%

4Q03	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Total			CLP Wtd
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

GEORGIA
CG at Barrington	Macon		176	191.9	15%	26	28.8
CG at Wesleyan	Macon		328	382.9		328	382.9

	Total - 2	4.7	504	574.9		354	411.7
CV at Timothy Woods	Athens		204	211.4		204	211.4
CV at Walton Way	Augusta		256	254.3		256	254.3
CV at Vernon Marsh	Savannah		178	151.2		178	151.2
CV at Stockbridge	Stockbridge		240	253.2	15%	36	38.0

	Total - 4	17.1	878	870.1		674	654.9

TOTAL GEORGIA	6	12.9	1,382	1,445.0		1,028	1,066.7

MISSISSIPPI
CG at The Reservoir	Jackson		170	195.6		170	195.6
CV at Natchez Trace	Jackson		328	342.8		328	342.8

TOTAL MISSISSIPPI	2	6.1	498	538.4		498	538.4

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton		414	425.1		414	425.1
CV at Caledon Wood	Greenville		350	348.3		350	348.3

TOTAL SOUTH CAROLINA	2	5.9	764	773.4		764	773.4

TEXAS
CV at Quarry Oaks	Austin		533	459.8		533	459.8
CV at Haverhill	San Antonio		322	326.9		322	326.9

TOTAL TEXAS	2	7.1	855	786.8		855	786.8

TOTAL CURRENT PORTFOLIO-42		9.8	15,224	16,125.6		12,816	13,756.4

SUMMARY - CURRENT PORTFOLIO ONLY
Colonial Grands	22		8,827	9,777.7		7,215	8,233.7
Colonial Villages	20		6,397	6,347.9		5,601	5,522.8

TOTAL	42		15,224	16,125.6		12,816	13,756.4

Other Info
Same-Property Portfolio *	28		10,819	11,664.0		10,819	11,664.0
Partially-Owned Props	10		2,833	2,787.2		425	418.1

[Additional columns below]

[Continued from above table, first column(s) repeated]

		For Period Ending

Property	Location	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

GEORGIA
CG at Barrington	Macon	79.5%	85.2%	86.9%	91.5%	87.5%
CG at Wesleyan	Macon	79.3%	82.0%	90.5%	89.9%	87.8%	S

	Total - 2	79.3%	82.2%	90.2%	90.0%	87.8%
CV at Timothy Woods	Athens	94.1%	98.0%	99.0%	98.0%	91.7%	S
CV at Walton Way	Augusta	92.2%	99.2%	100.0%	98.0%	91.8%	S
CV at Vernon Marsh	Savannah	89.3%	88.8%	92.7%	92.7%	93.8%	S
CV at Stockbridge	Stockbridge	75.8%	85.8%	90.0%	99.0%	98.0%

	Total - 4	91.1%	95.4%	97.2%	96.7%	92.6%

TOTAL GEORGIA	6	87.1%	90.8%	94.8%	94.4%	91.0%

MISSISSIPPI
CG at The Reservoir	Jackson	95.9%	100.0%	99.4%	98.8%	98.8%	S
CV at Natchez Trace	Jackson	96.9%	95.7%	99.1%	97.6%	92.4%	S

TOTAL MISSISSIPPI	2	96.6%	97.2%	99.2%	98.0%	94.6%

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton	78.7%	77.1%	95.9%	92.9%	76.9%	S
CV at Caledon Wood	Greenville	84.3%	89.0%	87.7%	90.9%	90.6%	S

TOTAL SOUTH CAROLINA	2	81.3%	82.6%	92.1%	92.0%	83.2%

TEXAS
CV at Quarry Oaks	Austin					91.0%
CV at Haverhill	San Antonio	86.5%	96.9%	95.4%	91.0%	88.8%	S

TOTAL TEXAS	2	86.5%	96.9%	95.4%	91.0%	90.2%

TOTAL CURRENT PORTFOLIO-42		88.2%	92.8%	93.6%	94.7%	92.9%

SUMMARY - CURRENT PORTFOLIO ONLY
Colonial Grands	22	88.1%	93.2%	93.0%	94.6%	93.8%
Colonial Villages	20	88.4%	92.2%	94.4%	94.9%	91.7%

TOTAL	42	88.2%	92.8%	93.6%	94.7%	92.9%

Other Info
Same-Property Portfolio *	28	88.2%	93.3%	94.0%	94.8%	93.0%
Partially-Owned Props	10	89.8%	92.4%	91.9%	93.1%	90.8%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

4Q03	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Total			CLP Wtd
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

SOLD - LAST 5 QTRS
CG at Citrus Park	Tampa		176	200.3		176	200.3

TOTAL SOLD	1		176	200.3		176	200.3

TOTAL AT END OF HISTORICAL PERIOD			15,400	16,325.8		12,992	13,956.7

THIRD-PARTY MANAGED PROPERTIES
CG at Arringdon	Raleigh, NC		320	336.0	0%
CG at Bayshore	Bradenton, FL		376	368.9	0%
CG at Carrollwood	Tampa, FL		244	286.1	0%
Colony Park	Mobile, AL		201	129.6	0%
CV at Cordova	Pensacola, FL		152	116.4	0%
DRA Colony Woods	Birmingham, AL		414	450.7	0%
DRA Madison @Shoal Run	Birmingham, AL		276	249.3	0%
DRA Meadows @Brook Highland	Birmingham, AL		400	465.6	0%
Harbour View	Chattanooga, TN		308	323.4	0%
Hawthorn Groves	Orlando, FL		328	344.4	0%
CV at Hillcrest	Mobile, AL		104	114.4	0%
CV at McGehee	Montgomery, AL		468	404.2	0%
CV at Monte D’Oro	Birmingham, AL		200	295.8	0%
CV at North Ingle	Macon, GA		140	133.3	0%
CV at Oakleigh	Pensacola, FL		176	185.7	0%
Patio Apartments	Auburn, AL		240	179.0	0%
CG at Palma Sola	Bradenton, FL		340	291.8	0%
Ski Lodge - Tuscaloosa	Tuscaloosa, AL		304	273.1	0%
CG at Spring Creek	Macon, GA		296	328.0	0%
CV at White Bluff	Savannah, GA		120	108.3	0%
Pinn Homes Coursey Place	Baton Rouge, LA		352	344.3	0%
Pinn Homes Rocky Ridge	Douglasville, GA		300	347.1	0%

			6,059	6,075

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

SOLD - LAST 5 QTRS
CG at Citrus Park	82.4%

TOTAL SOLD	82.4%

TOTAL AT END OF HISTORICAL PERIOD	88.1%	92.8%	93.6%	94.7%	92.9%

Notes:

CG = Colonial Grand Apartments, Class A
CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.
The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

4Q03	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ’02

Same-Property Portfolio *(2)
Divisional Revenues *(3)	13,501	13,491	13,849	13,420	54,261
Divisional Expenses	3,804	3,910	3,634	3,747	15,096

Divisional NOI	9,698	9,580	10,214	9,673	39,165

Divisional NOI Margin	71.8%	71.0%	73.8%	72.1%	72.2%
growth *(4,5)	0.8%	–6.1%	2.3%	–3.4%	–1.7%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(387)	(247)	(1,060)	(192)	(1,885)

Divisional NOI w/o LBOs	9,311	9,334	9,154	9,482	37,280

growth w/o buyouts

[Additional columns below]

[Continued from above table, first column(s) repeated]

($ in 000s)	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	12,905	12,874	12,576	12,680	51,034
Divisional Expenses	3,775	3,854	3,792	3,788	15,210

Divisional NOI	9,130	9,019	8,783	8,891	35,824

Divisional NOI Margin	70.7%	70.1%	69.8%	70.1%	70.2%
growth *(4,5)	–5.9%	–5.9%	–14.0%	–8.1%	–8.5%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(165)	(33)	(70)	(61)	(330)

Divisional NOI w/o LBOs	8,965	8,986	8,713	8,830	35,494

growth w/o buyouts	–3.7%	–3.7%	–4.8%	–6.9%	–4.8%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	15,015	17,139	21,563	23,394	77,111
Divisional Expenses	4,505	5,208	5,731	6,737	22,181

Divisional NOI	10,510	11,931	15,832	16,657	54,930

Divisional NOI Margin	70.0%	69.6%	73.4%	71.2%	71.2%
growth *(5)	6.9%	13.7%	50.0%	58.4%	32.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total Portfolio
Divisional Revenues *(3)	22,697	25,142	22,709	22,960	93,508
Divisional Expenses	6,814	6,992	6,949	6,927	27,682

Divisional NOI	15,883	18,150	15,760	16,033	65,826

Divisional NOI Margin	70.0%	72.2%	69.4%	69.8%	70.4%
growth *(5)	51.1%	52.1%	–0.5%	–3.7%	19.8%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5) 2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6) Same-store growth removing the effects of lease-buyouts from both periods.

SAME PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division

		# of Wtd	% of Wtd	% of
		SF (000)	SF	NOI

Atlanta	GA	889	16.3%	17.3%
Birmingham	AL	1,388	25.5%	28.5%
Huntsville	AL	1,143	21.0%	16.1%
Montgomery	AL	264	4.8%	3.5%
Orlando	FL	1,468	27.0%	29.8%
Tampa	FL	292	5.4%	4.8%

Total		5,444	100.0%	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Same-Property

				Increase/(Decrease) from Prior Year Period

				Current Quarter			Year-to-Date
		# of Wtd	% of Wtd
		SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Atlanta	GA	725	23.2%	-21.6%	10.3%	-31.0%	-15.9%	-3.0%	-20.2%
Birmingham	AL	967	31.0%	0.1%	-10.6%	4.1%	-1.1%	3.2%	-2.5%
Huntsville	AL	871	27.9%	1.5%	3.5%	0.7%	-4.0%	-0.2%	-5.4%
Montgomery	AL	264	8.5%	3.6%	-4.6%	9.2%	-2.0%	2.1%	-4.6%
Orlando	FL	—	0.0%
Tampa	FL	292	9.4%	1.6%	11.1%	-3.3%	0.9%	4.2%	-1.0%

Total		3,118	100.0%	-5.5%	1.1%	-8.1%	-5.9%	0.8%	-8.5%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q03	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE ’02

Square Feet (in 000s)
Same-Property *(1)	3,142	3,143	3,140	3,139	3,141
Total Division	3,685	4,293	5,185	5,185	4,587
Physical Occupancy
Same-Property *(1)	92.4%	92.6%	91.7%	91.1%
Total Division *(2)	91.5%	90.9%	91.2%	91.0%
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$17.91	$18.22	$17.73	$18.88
change	2.9%	4.4%	2.5%	8.2%
Total Division *(2)	$18.10	$18.35	$18.76	$19.82
change	1.7%	3.1%	6.7%	11.7%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$17.94	$18.13	$17.70	$18.92
change	3.9%	2.8%	2.6%	7.0%
Total Division *(2)	$17.82	$18.10	$18.40	$19.43
change	2.6%	3.1%	7.1%	6.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Square Feet (in 000s)
Same-Property *(1)	3,139	3,142	3,116	3,112	3,127
Total Division	5,192	5,194	5,169	5,305	5,215
Physical Occupancy
Same-Property *(1)	92.6%	92.3%	92.2%	88.1%
Total Division *(2)	91.2%	91.2%	90.9%	89.4%
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$17.90	$17.54	$17.55	$17.87
change	–0.1%	–3.7%	–1.0%	–5.3%
Total Division *(2)	$19.29	$19.06	$19.08	$19.06
change	6.6%	3.9%	1.7%	–3.8%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$17.62	$17.39	$17.20	$17.54
change	–1.8%	–4.1%	–2.8%	–7.3%
Total Division *(2)	$18.71	$18.62	$18.52	$18.50
change	5.0%	2.9%	0.7%	–4.8%

PHYSICAL OCCUPANCY	BASE RENT PER SF

Base Rent per SF Reconciliation

Same-Property
Cash Rent per SF	$17.94	$18.13	$17.70	$18.92	$17.62	$17.39	$17.20	$17.54
Effects of Concessions & Contractual Rent Increases	(0.03)	0.09	0.03	(0.04)	0.28	0.15	0.35	0.33

Rent Straight-Lined per SF	17.91	18.22	17.73	18.88	17.90	17.54	17.55	17.87

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)

Cons. S-L Rents per SF	$17.91	$18.22	$17.73	$18.88	$17.90	$17.54	$17.55	$17.87

Total Division
Cash Rent per SF	$17.82	$18.10	$18.40	$19.43	$18.71	$18.62	$18.52	$18.50
Concess & Contr. Rent Incr.	0.28	0.25	0.36	0.39	0.58	0.44	0.56	0.56

Rent Straight-Lined per SF	18.10	18.35	18.76	19.82	19.29	19.06	19.08	19.06

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)

Cons. S-L Rents per SF	$18.09	$18.34	$18.75	$19.81	$19.28	$19.05	$19.07	$19.06

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4	4
Mult by: Avg Occupied SF - Cons.	3,122	3,579	4,305	4,503	4,522	4,656	4,614	4,673

Revenue	$14,119	$16,411	$20,181	$22,302	$21,795	$22,172	$21,998	$22,265

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up.

(3) 2002 Data has been restated due to a reporting error.

4Q03	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE ’02

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$451	$324	$299	$268	$1,343
Revenue- Enhancing	—	—	—	—	—
Tenant Improvements	1,036	1,854	2,182	2,278	7,350
Leasing Commissions	438	423	250	803	1,914
Admin - Division	9	5	1	29	44

Total	$1,934	$2,607	$2,732	$3,378	$10,650

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.08	$0.06	$0.05	$0.29
Revenue- Enhancing	—	—	—	—	—
Tenant Improvements	0.28	0.43	0.42	0.44	1.60
Leasing Commissions	0.12	0.10	0.05	0.15	0.42

Total	$0.52	$0.61	$0.53	$0.65	$2.32

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	524	272	376	301	$1,473
Revenue- Enhancing	—	—	—	—	—
Tenant Improvements	3,220	2,058	1,373	1,976	8,627
Leasing Commissions	505	543	1,055	593	2,696
Admin - Division	70	5	—	—	75

Total	$4,319	$2,878	$2,804	$2,870	$12,871

Capital Expenditures per SF
Regular Maintenance	$0.10	$0.05	$0.07	$0.06	$0.28
Revenue- Enhancing	—	—	—	—	—
Tenant Improvements	0.62	0.40	0.27	0.37	1.65
Leasing Commissions	0.10	0.10	0.20	0.11	0.52

Total	$0.83	$0.55	$0.54	$0.54	$2.47

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

Notes:

(1) Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)

		% of Leased		% of
	SF	SF	Rent	Total

2004	491	10%	$8,398	10%
2005	1,108	22%	18,685	21%
2006	793	16%	13,836	16%
2007	850	17%	15,912	18%
2008	532	11%	9,508	11%
2009 +	1,254	25%	21,085	24%

Total Leased SF	5,028		$87,424

LEASE EXPIRATIONS - NEXT 5 YEARS

TENANT CONCENTRATION
(SF in 000s)

			% of Total
		SF	Company Revenue

1	FISERV Solutions	282.7	1.7%
2	United HealthCare	156.5	0.9%
3	Veritas Software	146.2	0.9%
4	Witness Systems	96.5	0.8%
5	HealthPlan Services	145.2	0.8%
6	Ace Insurance	86.3	0.7%
7	General Services Admin	130.5	0.6%
8	London Bridge	71.4	0.5%
9	AmSouth Bank	62.3	0.5%
10	HTE Inc.	87.1	0.4%

4Q03	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

LEASING EXECUTION

(SF & $ in 000s, except per share data)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Square Feet *(1)
Renewal	158.0	24.9	35.7	67.5	286.1	62.9	85.7	108.9	37.2	294.8
New	118.1	52.5	88.1	172.3	431.0	92.6	78.2	236.8	72.1	479.7
Development	251.8	13.6	9.1	2.8	277.3	17.7	41.8	102.9	9.7	172.1

Total	527.9	91.0	132.9	242.6	994.3	173.3	205.6	448.7	119.0	946.6
Annual Rent $- Straight Line *(2)
Renewal	2,457.4	453.5	623.3	1,014.0	4,548.2	1,041.5	1,550.4	1,674.7	642.3	4,908.9
New	1,757.0	960.4	1,273.4	2,893.3	6,884.0	1,434.2	1,121.9	3,646.0	1,207.4	7,409.4
Development	5,458.0	281.4	179.0	53.3	5,971.8	342.9	856.5	2,027.3	230.0	3,456.8

Total	9,672.5	1,695.3	2,075.7	3,960.6	17,404.1	2,818.6	3,528.8	7,348.1	2,079.7	15,775.1
Annual Rent $- Cash *(3)
Renewal	2,378.4	439.7	598.4	890.7	4,307.2	1,005.5	1,399.0	1,390.0	608.3	4,402.8
New	1,700.2	801.0	1,193.3	2,651.2	6,345.7	1,240.2	942.7	2,593.9	636.0	5,412.8
Development	5,118.5	268.4	171.5	37.1	5,595.5	257.8	786.8	1,899.9	50.0	2,994.6

Total	9,197.2	1,509.1	1,963.1	3,579.0	16,248.4	2,503.5	3,128.5	5,883.8	1,294.3	12,810.2
Concession $ *(4)
Renewal	—	—	—	15.0	15.0	15.0	20.6	90.0	8.2	133.8
New	19.3	5.0	19.5	19.2	63.0	160.3	195.3	172.6	133.9	662.2
Development	35.0	10.4	5.1	5.1	55.5	14.8	61.7	656.3	—	732.8

Total	54.2	15.4	24.5	39.3	133.5	190.2	277.7	918.8	142.2	1,528.8
TI Committed $
Renewal	676.9	180.2	282.1	26.1	1,165.4	319.8	410.1	659.1	54.4	1,443.4
New	1,674.0	685.7	973.2	3,387.8	6,720.7	1,306.4	1,164.0	4,590.5	1,019.8	8,080.6
Development	6,592.5	361.8	86.4	79.5	7,120.2	509.0	1,236.1	4,206.9	224.7	6,176.7

Total	8,943.5	1,227.7	1,341.6	3,493.4	15,006.3	2,135.2	2,810.2	9,456.5	1,298.8	15,700.7
Leasing Commissions $
Renewal	156.2	47.0	121.7	34.8	359.6	90.7	146.6	215.7	22.5	475.5
New	382.0	161.5	152.4	801.4	1,497.3	284.3	260.7	1,449.0	544.7	2,538.7
Development	3,194.7	58.4	7.7	—	3,260.7	96.1	184.9	648.1	116.2	1,045.3

Total	3,732.9	266.8	281.8	836.2	5,117.7	471.1	592.3	2,312.7	683.4	4,059.5

Notes:

(1)	Square feet leased during the quarter; 2002 restated within the quarters for comparison.

(2)	Annualized Straight-Line Rent for square feet produced during the quarter.

(3)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Cash Rents	9,197	1,509	1,963	3,579	16,248	2,503	3,129	5,884	1,294	12,810
Concessions and Contr. Rent Incr.	475	186	113	382	1,156	315	400	1,464	785	2,965

Straight Line Rents	9,672	1,695	2,076	3,961	17,404	2,819	3,529	7,348	2,080	15,775

(4)	2002 restated to reflect concessions corresponding to the annualized rent reflected.

4Q03	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

ALABAMA
Colonal Center at Colonnade	Birmingham	421.4		421.4	91.9%	92.1%	97.8%	97.1%	99.1%
Colonial Plaza	Birmingham	170.9		170.9	100.0%	100.0%	100.0%	99.7%	99.7%	S
Emmett R. Johnson Bldg	Birmingham	165.1		165.1	78.7%	87.5%	89.0%	88.5%	86.2%	S
Independence Plaza	Birmingham	106.0		106.0	98.9%	97.6%	91.4%	96.3%	99.4%	S
International Park	Birmingham	210.7		210.7	97.8%	96.9%	98.2%	97.5%	97.9%	S
Land Title Building	Birmingham	30.0	33%	10.0	100.0%	100.0%	100.0%	100.0%	100.0%	S
Riverchase Center	Birmingham	304.0		304.0	84.3%	83.7%	78.9%	75.0%	81.4%	S

	Total-7	1,408.1		1,388.1	91.1%	91.9%	92.5%	91.6%	93.6%
AmSouth Center	Huntsville	154.5		154.5	99.6%	98.3%	98.3%	99.6%	91.4%	S
Colonial Center at Research Park	Huntsville	133.5		133.5	94.8%	93.3%	82.3%	89.0%	89.0%	S
Colonial Center at Research Place	Huntsville	272.6		272.6					100.0%
Colonial Center Lakeside	Huntsville	121.5		121.5	92.9%	100.0%	100.0%	100.0%	100.0%	S
Perimeter Corporate Park	Huntsville	232.0		232.0	84.4%	92.9%	94.3%	95.9%	93.3%	S
Progress Center	Huntsville	229.4		229.4	92.9%	96.9%	98.4%	98.4%	99.1%	S

	Total-6	1,143.5		1,143.5	92.1%	95.9%	95.0%	96.7%	96.0%
250 Commerce Center	Montgomery	37.4		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Interstate Park	Montgomery	226.4		226.4	84.5%	83.9%	85.6%	84.6%	84.6%	S

	Total-2	263.9		263.9	86.7%	86.2%	87.6%	86.8%	86.8%

TOTAL ALABAMA	15	2,815.4		2,795.4	91.0%	92.7%	92.8%	92.9%	93.9%

FLORIDA
Colonial Center 100 at TownPark	Orlando	153.6		153.6	94.9%	94.9%	100.0%	100.0%	100.0%
Colonial Center 200 at TownPark	Orlando	154.7		154.7	LU	LU	LU	LU	LU
Colonial Center 600 at TownPark	Orlando	199.6		199.6	LU	LU	LU	100.0%	100.0%
Colonial Center Heathrow	Orlando	804.4		804.4	95.4%	96.1%	96.1%	94.0%	81.4%
901 Maitland	Orlando	155.9		155.9	88.1%	84.4%	84.4%	87.6%	95.4%

	Total-5	1,468.0		1,468.0	94.3%	94.3%	95.0%	94.8%	88.1%
Concourse Center	Tampa	291.9		291.9	94.6%	96.8%	96.8%	92.6%	91.4%	S

	Total-1	291.9		291.9	94.6%	96.8%	96.8%	92.6%	91.4%

TOTAL FLORIDA	6	1,759.9		1,759.9	94.4%	94.8%	95.4%	94.4%	88.7%

GEORGIA
Colonial Center Mansell Overlook	Atlanta	678.4		678.4	83.4%	82.4%	78.1%	75.0%	73.9%	S
Colonial Center 500 at Mansell Overlook	Atlanta	163.8		163.8	LU	72.3%	82.4%	90.5%	92.9%
Shoppes at Mansell	Atlanta	20.9		20.9	100.0%	96.2%	96.2%	100.0%	87.5%	S
Village at Roswell Summit	Atlanta	25.5		25.5	95.1%	95.1%	95.1%	95.1%	84.6%	S

	Total-4	888.6		888.6	84.3%	81.2%	79.8%	79.0%	78.1%

TOTAL GEORGIA	4	888.6		888.6	84.3%	81.2%	79.8%	79.0%	78.1%

TOTAL CURRENT PORTFOLIO	25	5,463.9		5,443.9	91.0%	91.2%	91.2%	90.9%	89.7%

4Q03	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

SUMMARY - CURRENT PORTFOLIO ONLY
Suburban Office	21	5,071.1		5,071.1	90.2%	90.5%	90.5%	90.2%	89.2%
Central Business District	4	392.8		372.8	99.8%	99.3%	99.3%	99.7%	96.3%

TOTAL	25	5,463.9		5,443.9	91.0%	91.2%	91.2%	90.9%	89.7%

Other Info
Same-Property Portfolio	17	3,138.1		3,118.1	89.6%	91.0%	89.4%	88.4%	88.0%
Partially-Owned Props	1	30.0		10.0	100.0%	100.0%	100.0%	100.0%	100.0%
SOLD - LAST 5 QTRS
2100 International Park		28.3		28.3	100.0%	100.0%	100.0%

TOTAL SOLD	0	28.3		28.3	100.0%	100.0%	100.0%

TOTAL AT END OF HISTORICAL PERIOD		5,492.2		5,472.2	91.0%	91.2%	91.2%	90.4%	89.7%

THIRD-PARTY MANAGED PROPERTIES
International Park 2000	Birmingham,AL	129.5	0%
Grand Twin	Birmingham,AL	90.2	0%
Oxmoor Tower	Birmingham,AL	86.8	0%
Beacon Ridge Tower	Birmingham,AL	153.4	0%
Concourse Riverchase	Birmingham,AL	171.5	0%
Colonial Bank Bldg	Montgomery,AL	23.2	0%
Colonial Financial Center	Montgomery,AL	114.9	0%
Interstate Park 700 & 800	Montgomery,AL	43.4	0%
One Court Square	Montgomery,AL	129.7	0%
Palmer Properties	Montgomery,AL	28.1	0%
HIBC Bldg 550	Orlando,FL	125.9	0%
HIBC Bldg 600	Orlando,FL	125.2	0%

		1,221.6

Notes:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

4Q03	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)
($ in 000s)

	1Q02	2Q02	3Q02	4Q02	FYE’ 02	1Q03	2Q03	3Q03	4Q03	YTD’ 03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,110	35,828	34,941	39,195	145,074	35,703	34,625	34,862	39,718	144,908
Divisional Expenses	10,273	10,610	10,632	10,464	41,980	10,268	10,533	10,522	10,720	42,043

Divisional NOI	24,837	25,217	24,309	28,730	103,094	25,435	24,092	24,340	28,997	102,865

Divisional NOI Margin	70.7%	70.4%	69.6%	73.3%	71.1%	71.2%	69.6%	69.8%	73.0%	71.0%
growth *(4,5)	5.1%	-0.5%	-5.0%	-1.3%	-0.5%	2.4%	-4.5%	0.1%	0.9%	-0.2%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(9)	(358)	(693)	(630)	(1,690)	(471)	(154)	(191)	(107)	(923)

Divisional NOI w/o LBOs	24,828	24,859	23,616	28,100	101,404	24,964	23,938	24,149	28,890	101,942

growth w/o buyouts						0.5%	-3.7%	2.3%	2.8%	0.5%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	37,463	38,207	37,541	43,144	156,355	38,836	37,450	37,571	42,947	156,805
Divisional Expenses	11,395	11,798	11,769	12,072	47,033	11,623	11,877	11,891	12,249	47,640

Divisional NOI	26,068	26,409	25,772	31,072	109,322	27,213	25,572	25,680	30,698	109,164

Divisional NOI Margin	69.6%	69.1%	68.7%	72.0%	69.9%	70.1%	68.3%	68.4%	71.5%	69.6%
growth *(5)	4.7%	2.2%	0.1%	5.4%	3.1%	4.4%	-3.2%	-0.4%	-1.2%	-0.1%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6)	Same-store growth removing the effects of lease-buyouts from both periods.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property

						Increase/(Decrease) from Prior Year Period

						Current Quarter			Year-to-Date
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Malls	7,465	64.2%	72.9%	7,339	66.9%	4.8%	2.9%	5.5%	1.5%	-0.2%	2.3%
Shopping Centers	4,164	35.8%	27.1%	3,631	33.1%	-8.5%	0.4%	-10.7%	-4.7%	2.0%	-6.4%

Total	11,629	100.0%	100.0%	10,970	100.0%	1.3%	2.4%	0.9%	-0.1%	0.2%	-0.2%

Notes:

(1)	Includes both consolidated and % of partially-owned subsidiary properties. See page 10 for Reconcilation to Income Statement.

4Q03	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS

Square Feet (in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property - % Owned *(1)	11,259	11,259	11,259	11,259		11,259	11,264	11,292	10,970	11,196
Total Division - % Owned	11,996	11,996	11,996	11,801		11,541	11,546	11,574	11,629	11,573
Gross Leasable Area	12,451	12,563	12,642	12,596	12,563	12,282	12,287	12,315	12,375
Physical Occupancy
Same-Property *(1)	89.9%	88.9%	88.5%	89.3%		89.8%	88.6%	88.1%	90.2%
Total Division *(2)	89.9%	88.6%	88.3%	89.2%		87.7%	87.5%	87.1%	89.6%
Regional Malls	89.6%	89.4%	88.8%	90.0%		89.7%	89.6%	88.9%	91.5%
Shopping Centers	90.5%	87.4%	87.5%	87.7%		88.1%	85.0%	85.1%	86.0%

PHYSICAL OCCUPANCY: SAME-PROP & TOTAL						PHYSICAL OCCUPANCY: MALLS & CENTERS

MALLS

Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$21.95	$22.12	$22.22	$22.21		$22.21	$22.41	$22.42	$22.61
change	5.6%	5.3%	3.1%	2.1%		1.2%	1.3%	0.9%	1.8%
Total Division *(2)	$21.95	$22.12	$22.22	$22.21		$22.21	$22.41	$22.42	$22.06
change	5.6%	5.3%	3.1%	2.1%		1.2%	1.3%	0.9%	-0.7%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32	$22.39	$22.57
change	3.7%	3.4%	3.5%	2.6%		1.5%	1.5%	1.1%	2.2%
Total Division *(2)	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32	$22.39	$22.05
change	3.7%	3.4%	3.5%	2.6%		1.5%	1.5%	1.1%	-0.2%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32	$22.39	$22.57
Effects of Concessions & Contractual Rent Increases	0.14	0.13	0.08	0.12		0.07	0.09	0.03	0.04

Straight-Line Rent per SF	21.95	22.12	22.22	22.21		22.21	22.41	22.42	22.61

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)		(0.59)	(0.59)	(0.63)	(0.64)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61		$21.62	$21.82	$21.79	$21.97

Total Division
Cash Rent per SF	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32	$22.39	$22.05
Concess & Contr. Rent Incr.	0.14	0.13	0.08	0.12		0.07	0.09	0.03	0.01

Straight-Line Rent per SF	21.95	22.12	22.22	22.21		22.21	22.41	22.42	22.06

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)		(0.59)	(0.59)	(0.63)	(0.09)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61		$21.62	$21.82	$21.79	$21.97

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(12.00)	(11.89)	(12.14)	(11.95)		(11.98)	(12.26)	(12.27)	(12.50)

Cons S-L Rents for Malls	9.44	9.73	9.59	9.66		9.64	9.56	9.52	9.47
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF - Cons.	6,236	6,222	6,180	6,264		6,243	6,246	6,243	6,404

Minimum Rents	$14,719	$15,137	$14,810	$15,130		$15,045	$14,925	$14,851	$15,158

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q03	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE ’02

SHOPPING CENTERS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$12.88	$13.01	$13.20	$13.36
change	3.7%	5.0%	6.1%	5.3%
Total Division *(2)	$13.04	$13.17	$13.32	$13.45
change	3.4%	2.0%	5.5%	5.9%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$12.90	$13.03	$13.22	$13.42
change	2.3%	3.2%	4.8%	3.9%
Total Division *(2)	$13.07	$13.22	$13.35	$13.50
change	2.2%	3.3%	6.2%	5.9%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$12.90	$13.03	$13.22	$13.42
Effects of Concessions & Contractual Rent Increases	(0.02)	(0.02)	(0.02)	(0.06)

Straight-Line Rent per SF	12.88	13.01	13.20	13.36

Unconsolidated Assets	—	—	—	—

Cons. S-L Rents per SF	$12.88	$13.01	$13.20	$13.36

Total Division
Cash Rent per SF	$13.07	$13.22	$13.35	$13.50
Concess & Contr. Rent Incr.	(0.03)	(0.05)	(0.03)	(0.05)

Straight-Line Rent per SF	13.04	13.17	13.32	13.45

Unconsolidated Assets	(0.01)	(0.01)	(0.04)	(0.04)

Cons. S-L Rents per SF	$13.03	$13.16	$13.28	$13.41

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(3.78)	(3.55)	(3.68)	(3.58)

Cons S-L Rents for Centers	9.25	9.61	9.60	9.83
Div by: # of Qtrs In Yr	4	4	4	4
Mult by: Avg Occupied SF - Cons.	3,670	3,545	3,549	3,557

Minimum Rents (a)	$8,483	$8,515	$8,518	$8,743

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

SHOPPING CENTERS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$13.33	$13.25	$13.33	$13.43
change	3.5%	1.8%	1.0%	0.5%
Total Division *(2)	$13.30	$13.21	$13.40	$14.38
change	2.0%	0.3%	0.6%	6.9%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$13.34	$13.27	$13.35	$13.45
change	3.4%	1.8%	1.0%	0.2%
Total Division *(2)	$13.30	$13.21	$13.41	$14.35
change	1.8%	-0.1%	0.4%	6.3%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$13.34	$13.27	$13.35	$13.45
Effects of Concessions & Contractual Rent Increases	(0.01)	(0.02)	(0.02)	(0.02)

Straight-Line Rent per SF	13.33	13.25	13.33	13.43

Unconsolidated Assets	—	—	—	—

Cons. S-L Rents per SF	$13.33	$13.25	$13.33	$13.43

Total Division
Cash Rent per SF	$13.30	$13.21	$13.41	$14.35
Concess & Contr. Rent Incr.	—	—	(0.01)	0.03

Straight-Line Rent per SF	13.30	13.21	13.40	14.38

Unconsolidated Assets	(0.04)	(0.04)	(0.04)	(0.02)

Cons. S-L Rents per SF	$13.26	$13.17	$13.36	$14.36

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(3.87)	(4.03)	(4.27)	(5.29)

Cons S-L Rents for Centers	9.39	9.14	9.09	9.07
Div by: # of Qtrs In Yr	4	4	4	4
Mult by: Avg Occupied SF - Cons.	3,520	3,390	3,369	3,483

Minimum Rents (a)	$8,259	$7,747	$7,657	$7,899

(a)  A transposition error from the 2Q03 supplemental has been corrected.

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

BASE RENT PER SF: MALLS	BASE RENT PER SF: CENTERS

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q03	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

TENANT PERFORMANCE *(1)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

MALLS
Occupancy Costs *(2)	11.6%	11.7%	11.7%	11.8%		11.8%	11.7%	11.6%	11.5%
Gross Sales per SF *(3)
Same-Property *(4)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49	$270.39	$274.53
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%	0.9%	2.8%
Total Division *(5)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49	$270.39	$270.23
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%	0.9%	1.2%

OCCUPANCY COSTS AS % OF SALES- MALLS				GROSS SALES PER SF - MALLS

SHOPPING CENTERS
Occupancy Costs *(2)	9.8%	9.6%	9.5%	10.0%		10.0%	10.2%	10.4%	10.3%
Gross Sales per SF *(3)
Same-Property *(4)	$226.25	$227.29	$226.82	$225.13		$230.31	$230.72	$230.25	$239.66
change	-7.7%	-4.2%	-5.2%	-5.3%		1.8%	1.5%	1.5%	6.5%
Total Division *(5)	$237.55	$236.92	$235.77	$232.64		$237.55	$227.43	$225.08	$234.56
change	-7.1%	-3.7%	-4.3%	-1.0%		0.0%	-4.0%	-4.5%	0.8%

OCCUPANCY COSTS AS % OF SALES- SHOPPING CENTERS				GROSS SALES PER SF - SHOPPING CENTERS

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	2002 restated to include all reporting tenants less than 10,000 square feet.

(3)	2002 restated to include all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(5)	Total division statistics exclude properties in lease-up.

4Q03	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

CAPEX SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$431	$748	$658	$1,149	$2,986	$621	$613	$669	$1,145	$3,048
Revenue- Enhancing	237	1,175	134	318	1,864	334	929	471	734	2,468
Tenant Improvements	752	810	1,810	4,996	8,368	1,545	3,384	474	2,450	7,853
Leasing Commissions	302	587	277	449	1,615	255	347	418	868	1,888
Admin - Division	5	8	10	83	106	18	190	5	35	248

Total	$1,727	$3,328	$2,889	$6,995	$14,939	$2,773	$5,463	$2,037	$5,232	$15,257

Capital Expenditures per SF
Regular Maintenance	$0.03	$0.06	$0.05	$0.09	$0.24	$0.05	$0.05	$0.06	$0.10	$0.26
Revenue- Enhancing	0.02	0.09	0.01	0.03	0.15	0.03	0.08	0.04	0.06	0.21
Tenant Improvements	0.06	0.06	0.14	0.40	0.67	0.13	0.29	0.04	0.21	0.68
Leasing Commissions	0.02	0.05	0.02	0.04	0.13	0.02	0.03	0.04	0.07	0.16

Total	$0.14	$0.26	$0.23	$0.56	$1.19	$0.24	$0.47	$0.18	$0.45	$1.32

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

		% of Leased		% of
	SF	SF	Rent	Total

2004	1835	17%	$15,171	14%
2005	845	8%	12,412	12%
2006	1367	13%	14,172	13%
2007	1,258	12%	12,189	11%
2008	929	9%	8,489	8%
2009+	4,827	43%	45,427	42%

Total Leased SF	10,861		107,860

LEASE EXPIRATIONS - NEXT 5 YEARS

TENANT CONCENTRATION
(SF in 000s)

			% of Total
		SF	Company Revenue

1	The Limited, Inc.	328	1.7%
2	JC Penney Co., Inc.	1,211	1.1%
3	Saks Inc.	600	1.0%
4	Sears, Roebuck & Co.	1,363	0.6%
5	Shoe Show, Inc.	123	0.5%
6	Belk, Inc.	942	0.5%
7	Wal-Mart Stores, Inc.	523	0.5%
8	Venator Group	108	0.5%
9	Publix Super Markets	208	0.5%
10	Gap, Inc.	102	0.4%

4Q03	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS)
(SF & $ in 000s)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	2003 *(6)

Square Feet *(1)
Renewal *(2)	314	104	71	151	641	247	62	79	50	438
New	80	127	147	102	456	39	156	122	59	376
Development *(3)	9	32	16	6	63	128	167	42	25	362

Total	403	263	234	259	1,160	414	385	243	134	1,176

Annual Rent $ - Straight Line *(4)
Total						2,871	4,371	3,975	2,534	13,751
Annual Rent $ - Cash *(5)
Renewal	2,009	1,788	1,001	1,170	5,968	1,314	1,136	1,195	923	4,568
New	1,116	2,382	2,395	1,873	7,766	632	2,263	1,762	945	5,602
Development	176	531	266	101	1,074	897	948	914	601	3,360

Total	3,301	4,701	3,662	3,144	14,808	2,843	4,347	3,871	2,469	13,530

TI Committed $
Renewal	21	4	701	—	726	—	10	—	—	10
New	715	1,612	3,971	844	7,142	990	8,705	3,438	379	13,512
Development	32	172	98	20	322	11,400	170	817	184	12,571

Total	768	1,788	4,770	864	8,190	12,390	8,885	4,255	563	26,093

Leasing Commissions $
Renewal						46	37	61	21	165
New						113	766	430	130	1,439
Development						247	257	103	66	673

Total						406	1,060	594	217	2,277

Notes:

(1)	Square feet leased during the quarter; 2002 restated for comparison (previously: leasing executed that would occupy during that year).These numbers have been revised from the 1Q03 Supplemental due to a reporting error.

(2)	Includes one anchor - 164K sf.

(3)	Includes one anchor - 98K sf.

(4)	Annualized Straight-Line Rent for square feet produced during the quarter.

(5)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	2003*(6)

Cash Rents	2,843	4,347	3,871	2,469	13,530
Concessions and Contr. Rent Incr.	28	24	104	65	221

Straight Line Rents	2,871	4,371	3,975	2,534	13,751

(6)	Quarterly numbers for 2003 have been restated due to a database reporting error.

4Q03	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)

ALABAMA
Colonial Brookwood Village	Birmingham	593.9	232.0	361.9		361.9
Brookwood Village Ctr	Birmingham	88.2	—	88.2		88.2
CP Hoover	Birmingham	380.6	215.8	164.8	10%	16.5
CP Trussville	Birmingham	388.3	—	388.3		388.3
CP Tutwiler Farm	Birmingham	514.1	—	514.1		514.1
CS Inverness	Birmingham	28.2	—	28.2		28.2
Shops at Colonnade	Birmingham	126.6	—	126.6		126.6
Old Springville Shopping Ctr	Birmingham	21.5	—	21.5		21.5

	Total - 8	2,141.4	447.7	1,693.7		1,545.3
CM Decatur	Huntsville	576.0	80.9	495.1		495.1
CP Madison	Huntsville	110.7	—	110.7	25%	27.7
Parkway Place	Huntsville	628.3	348.2	280.1	45%	126.1

	Total - 3	1,315.0	429.0	885.9		648.8
CP Montgomery	Montgomery	209.1	44.0	165.1		165.1
CP Montgomery North	Montgomery	209.9	101.8	108.1		108.1
CS Bellwood	Montgomery	88.5	—	88.5		88.5
CS McGehee	Montgomery	98.4	—	98.4		98.4
Old Town Shopping Ctr	Montgomery	38.8	—	38.8		38.8

	Total - 5	644.7	145.8	498.8		498.8
CM Bel Air	Mobile	1,334.1	334.0	1,000.1		1,000.1
CM Auburn Opelika	Auburn	363.6	—	363.6		363.6
CM Gadsden	Gadsden	517.0	—	517.0		517.0

	Total - 3	2,214.7	334.0	1,880.7		1,880.7

TOTAL ALABAMA	19	6,315.7	1,356.6	4,959.2		4,573.7

FLORIDA
CP Hunter’s Creek	Orlando	222.1	—	222.1		222.1
CP TownPark	Orlando	146.5	—	146.5		146.5
CP University Park I	Orlando	215.6	—	215.6		215.6
CP Wekiva	Orlando	208.6	—	208.6		208.6
CP Winter Haven	Orlando	197.5	—	197.5		197.5
CS Bear Lake	Orlando	131.6	—	131.6		131.6
Orlando Fashion Square	Orlando	1,083.0	361.4	721.6	50%	360.8

	Total - 7	2,204.9	361.4	1,843.5		1,482.6
CP Northdale	Tampa	230.9	55.0	175.9		175.9

	Total - 1	230.9	55.0	175.9		175.9
CP Burnt Store	Punta Gorda	198.8	—	198.8		198.8
CP Lakewood	Jacksonville	195.1	—	195.1		195.1

	Total - 2	393.9	—	393.9		393.9

TOTAL FLORIDA	10	2,829.8	416.4	2,413.3		2,052.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

		For Period Ending

Property	Location	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

ALABAMA
Colonial Brookwood Village	Birmingham	89.6%	89.6%	91.7%	90.8%	91.0%	S
Brookwood Village Ctr	Birmingham	100.0%	98.3%	98.3%	98.3%	93.0%	S
CP Hoover	Birmingham	98.1%	99.2%	98.3%	98.3%	98.1%
CP Trussville	Birmingham	100.0%	100.0%	99.7%	100.0%	100.0%	S
CP Tutwiler Farm	Birmingham	100.0%	99.8%	99.8%	100.0%	100.0%	S
CS Inverness	Birmingham	49.2%	49.2%	42.8%	42.8%	49.2%	S
Shops at Colonnade	Birmingham	60.5%	60.5%	51.1%	53.9%	50.0%
Old Springville Shopping Ctr	Birmingham	16.5%	49.0%	49.0%	49.0%	63.3%	S

	Total - 8	91.1%	92.8%	92.4%	92.6%	92.5%
CM Decatur	Huntsville	86.9%	86.2%	86.3%	86.0%	87.3%	S
CP Madison	Huntsville	100.0%	100.0%	100.0%	100.0%	100.0%
Parkway Place	Huntsville	LU	70.2%	70.5%	79.8%	79.8%

	Total - 3	88.2%	83.7%	83.8%	85.8%	86.5%
CP Montgomery	Montgomery	96.8%	96.9%	96.9%	97.1%	95.2%	S
CP Montgomery North	Montgomery	96.8%	97.9%	95.9%	95.9%	95.9%	S
CS Bellwood	Montgomery	94.5%	89.6%	91.2%	91.7%	89.6%	S
CS McGehee	Montgomery	80.1%	81.8%	81.3%	81.3%	86.7%	S
Old Town Shopping Ctr	Montgomery	48.0%	42.9%	41.1%	48.4%	52.2%	S

	Total - 5	89.3%	88.6%	88.3%	89.0%	89.3%
CM Bel Air	Mobile	97.7%	97.5%	97.3%	97.3%	97.3%	S
CM Auburn Opelika	Auburn	92.4%	92.8%	92.2%	93.4%	95.1%	S
CM Gadsden	Gadsden	98.8%	99.5%	98.9%	88.3%	96.5%	S

	Total - 3	97.0%	97.1%	96.8%	94.1%	96.7%

TOTAL ALABAMA	19	92.9%	92.9%	92.6%	91.5%	92.7%

FLORIDA
CP Hunter’s Creek	Orlando	100.0%	99.1%	50.6%	50.6%	50.6%	S
CP TownPark	Orlando					LU
CP University Park I	Orlando	94.1%	80.5%	81.8%	81.8%	81.8%
CP Wekiva	Orlando	97.2%	95.7%	96.4%	96.4%	97.8%	S
CP Winter Haven	Orlando	93.2%	93.9%	94.6%	93.8%	93.2%	S
CS Bear Lake	Orlando	97.7%	92.5%	93.4%	91.1%	92.5%	S
Orlando Fashion Square	Orlando	90.2%	88.6%	89.5%	87.6%	92.3%	S

	Total - 7	94.8%	91.3%	84.0%	84.1%	86.3%
CP Northdale	Tampa	98.9%	94.1%	94.1%	95.2%	95.2%	S

	Total - 1	98.9%	94.1%	94.1%	95.2%	95.2%
CP Burnt Store	Punta Gorda	45.2%	45.2%	44.8%	44.8%	44.8%	S
CP Lakewood	Jacksonville	92.6%	92.1%	92.1%	91.1%	93.6%	S

	Total - 2	68.7%	68.4%	68.2%	67.7%	69.0%

TOTAL FLORIDA	10	89.7%	86.9%	81.7%	82.1%	84.0%

4Q03	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)

GEORGIA
Britt David Shopping Ctr	Columbus	109.6	—	109.6		109.6
CM Glynn Place	Brunswick	507.5	225.6	282.0		282.0
CM Lakeshore	Gainesville	518.3	—	518.3		518.3
CM Valdosta	Valdosta	398.8	73.7	325.1		325.1
CP Beechwood	Athens	339.1	—	339.1		339.1
CM Macon	Macon	1,446.4	682.2	764.2		764.2

TOTAL GEORGIA	6	3,319.7	981.4	2,338.3		2,338.3

NORTH CAROLINA
CM Burlington	Burlington	415.0	—	415.0		415.0
CS Quaker Village	Greensboro	102.4	—	102.4		102.4
CS Stanly	Locust	47.1	—	47.1		47.1
CS Yadkinville	Yadkinville	90.9	—	90.9		90.9
CM Mayberry	Mount Airy	206.9	57.8	149.0		149.0
CM Greenville	Greenville	450.7	46.1	404.6		404.6

TOTAL NORTH CAROLINA	6	1,313.0	103.9	1,209.1		1,209.1

SOUTH CAROLINA
CM Myrtle Beach	Myrtle Beach	503.7	—	503.7		503.7

TOTAL SOUTH CAROLINA	1	503.7	—	503.7		503.7

TENNESSEE
Rivermont Shopping Ctr	Chattanooga	73.5	—	73.5		73.5

TOTAL TENNESSEE	1	73.5	—	73.5		73.5

TEXAS
CM Temple	Temple	555.3	109.0	446.3		446.3

TOTAL TEXAS	1	555.3	109.0	446.3		446.3

VIRGINIA
CM Staunton	Staunton	431.8	—	431.8		431.8

TOTAL VIRGINIA	1	431.8	—	431.8		431.8

TOTAL CURRENT PORTFOLIO- 45		15,342.5	2,967.3	12,375.2		11,628.9

SUMMARY - CURRENT PORTFOLIO ONLY
Regional Malls	17	10,530.2	2,550.7	7,979.5		7,464.6
Shopping Centers	28	4,812.3	416.6	4,395.7		4,164.3

TOTAL	45	15,342.5	2,967.3	12,375.2		11,628.9

Other Info
Same-Property Portfolio	39	13,734.1	2,403.4	11,330.8		10,970.0
Partially-Owned Props	4	2,202.6	925.4	1,277.3		531.0

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

GEORGIA
Britt David Shopping Ctr	67.6%	67.6%	67.6%	68.7%	68.7%	S
CM Glynn Place	63.4%	64.5%	62.0%	62.8%	60.2%	S
CM Lakeshore	91.1%	90.4%	92.1%	91.3%	92.4%	S
CM Valdosta	94.6%	93.3%	92.4%	93.4%	94.6%	S
CP Beechwood	76.8%	76.8%	72.9%	71.0%	74.0%	S
CM Macon	93.6%	93.4%	92.4%	93.6%	94.4%	S

TOTAL GEORGIA	85.8%	85.5%	84.5%	84.9%	85.7%

NORTH CAROLINA
CM Burlington	96.9%	96.5%	96.1%	94.8%	96.0%	S
CS Quaker Village	93.6%	92.6%	92.6%	92.6%	86.4%	S
CS Stanly	97.3%	97.3%	100.0%	82.0%	100.0%	S
CS Yadkinville	100.0%	100.0%	100.0%	100.0%	100.0%	S
CM Mayberry	97.5%	97.5%	96.4%	97.5%	97.5%	S
CM Greenville	95.2%	95.2%	94.5%	94.6%	93.4%	S

TOTAL NORTH CAROLINA	96.4%	96.2%	95.7%	94.8%	95.0%

SOUTH CAROLINA
CM Myrtle Beach	76.9%	77.7%	77.3%	76.1%	96.4%	S

TOTAL SOUTH CAROLINA	76.9%	77.7%	77.3%	76.1%	96.4%

TENNESSEE
Rivermont Shopping Ctr	81.2%	79.5%	85.7%	87.3%	96.8%	S

TOTAL TENNESSEE	81.2%	79.5%	85.7%	87.3%	96.8%

TEXAS
CM Temple	82.2%	82.9%	83.5%	87.4%	87.9%	S

TOTAL TEXAS	82.2%	82.9%	83.5%	87.4%	87.9%

VIRGINIA
CM Staunton	79.1%	79.8%	80.5%	80.9%	81.3%	S

TOTAL VIRGINIA	79.1%	79.8%	80.5%	80.9%	81.3%

TOTAL CURRENT PORTFOLIO- 45	89.6%	89.1%	88.0%	87.6%	89.6%

SUMMARY - CURRENT PORTFOLIO ONLY
Regional Malls	90.0%	89.7%	89.6%	88.9%	91.5%
Shopping Centers	89.0%	88.1%	85.0%	85.1%	86.0%

TOTAL	89.6%	89.1%	88.0%	87.6%	89.6%

Other Info
Same-Property Portfolio	89.7%	89.8%	88.6%	88.1%	90.2%
Partially-Owned Props	93.3%	85.1%	85.8%	87.1%	91.0%

4Q03	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP	For Period Ending
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	4Q02	1Q03	2Q03	3Q03	4Q03	S-P

SOLD - LAST 5 QTRS
CP Bardmoor	St. Petersburg	152.7		152.7		152.7	87.9%	87.9%
Bel Air Village	Mobile	—	—	—		—	27.9%	27.9%	24.4%	10.6%

TOTAL SOLD	2	152.7	—	152.7		152.7	66.3%	87.9%

TOTAL AT END OF HISTORICAL PERIOD		15,495.1	2,967.3	12,527.8		11,781.6	89.2%	88.0%	87.5%	87.1%	89.6%

THIRD-PARTY MANAGED PROPERTIES

Hoover Commons	Birmingham, AL			196.8	0%
Calico Corner	Birmingham, AL			5.5	0%
Meadowbrook Place	Huntsville, AL			68.0	0%
Plaza Centre	Madison, AL			82.0	0%
				352.3

NOTES:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year at the same % of ownership.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

4Q03	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT

				Proj’d		Proj’d			Proj’d
		2003	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2003	2003-2010	1990-2003	2003-2010	2003	1990-2003	2003-2010	May, 2003

Auburn	AL	119.9	2.82%	1.32%	2.54%	1.27%	$48,381	2.68%	3.60%	3.6%
Birmingham	AL	946.2	0.95%	0.90%	1.98%	1.24%	$79,440	4.96%	4.14%	4.1%
Decatur	AL	149.7	1.02%	1.07%	1.63%	1.13%	$65,859	3.99%	3.67%	5.7%
Gadsden	AL	104.0	0.32%	0.41%	1.33%	0.96%	$56,634	4.00%	4.04%	5.6%
Huntsville	AL	358.9	1.69%	1.33%	1.78%	1.32%	$73,642	3.50%	3.98%	3.9%
Mobile	AL	559.7	1.31%	1.20%	2.76%	1.47%	$63,606	4.49%	4.01%	5.7%
Montgomery	AL	341.8	1.27%	1.03%	2.04%	1.33%	$70,629	3.84%	3.89%	4.7%
Gainesville	FL	223.5	1.72%	1.11%	2.49%	1.37%	$62,788	3.93%	3.81%	2.3%
Jacksonville	FL	1,169.5	2.15%	1.68%	2.72%	1.77%	$77,386	4.16%	3.77%	4.9%
Orlando	FL	1,785.7	3.38%	2.27%	4.25%	2.49%	$73,809	4.16%	4.04%	4.8%
Pensacola	FL	428.3	1.84%	1.47%	2.48%	1.47%	$62,973	3.77%	3.72%	3.9%
Sarasota-Bradenton	FL	638.9	2.27%	2.31%	4.28%	2.76%	$83,331	3.92%	4.58%	3.2%
Tampa-St. Petersburg	FL	2,518.0	1.63%	1.40%	3.29%	1.82%	$71,389	4.72%	4.04%	4.1%
Athens	GA	160.2	2.00%	1.46%	2.53%	1.43%	$62,016	4.14%	3.78%	2.9%
Atlanta	GA	4,427.1	3.73%	1.72%	3.88%	1.81%	$94,952	5.41%	3.94%	4.7%
Augusta	GA	491.4	1.35%	1.03%	1.11%	1.17%	$67,293	3.20%	3.88%	4.6%
Columbus	GA	276.6	0.45%	0.44%	1.55%	1.07%	$69,261	4.98%	4.09%	5.1%
Macon	GA	331.5	1.05%	0.71%	1.66%	1.14%	$70,164	4.23%	3.91%	3.9%
Savannah	GA	302.7	1.29%	0.93%	1.96%	1.12%	$75,433	4.61%	4.00%	3.8%
Jackson	MS	456.3	1.16%	1.15%	2.46%	1.61%	$75,870	5.42%	4.09%	4.5%
Greensboro	NC	1,300.7	1.79%	1.11%	1.78%	1.32%	$74,976	4.20%	3.81%	6.0%
Greenville	NC	140.0	2.19%	1.67%	2.71%	1.82%	$65,007	4.22%	3.85%	6.6%
Greenville	SC	1,002.8	1.56%	1.22%	2.13%	1.42%	$68,189	4.37%	3.89%	5.9%
Myrtle Beach	SC	212.0	3.54%	2.24%	4.41%	2.44%	$59,753	3.92%	4.12%	4.2%
Chattanooga	TN	477.0	0.94%	0.85%	2.09%	1.22%	$71,302	4.59%	4.03%	3.2%
San Antonio	TX	1,685.7	2.08%	1.64%	3.33%	2.02%	$77,175	5.16%	4.06%	5.1%
Temple	TX	323.3	2.02%	1.32%	2.88%	1.50%	$67,762	4.94%	3.65%	5%
Sunbelt States *		97,153.0	1.87%	0.68%	1.31%	1.56%	$61,151	1.50%	1.05%	5.5%
United States		287,635.4	1.28%	0.99%	1.85%	1.24%	$71,681	1.54%	0.97%	6.4%

Source: CACI

		POPULATION			HOUSEHOLD INCOME	UNEMPLOYMENT

				Proj’d
		2002	Growth	Growth	Average
		(000s)	1990-2000	2002-2007	2002	May, 2003

Punta Gorda	FL	14.9	3.6%	1.8%	$69,184	3.4%
Brunswick	GA	15.6	-0.5%	0.1%	$35,798
Gainesville	GA	27.1	3.7%	2.8%	$76,558
Valdosta	GA	44.2	0.6%	0.6%	$54,709
Burlington	NC	45.8	1.3%	1.0%	$57,803
Locust	NC	2.5	0.8%	0.8%	$54,601
Mount Airy	NC	8.6	0.5%	0.6%	$39,280
Yadkinville	NC	2.9	1.3%	1.5%	$49,177
Bluffton	SC	1.4	3.8%	3.1%	$50,046
Abingdon	VA	7.9	1.3%	1.0%	$57,027
Staunton	VA	23.4	-0.4%	-0.7%	$46,003

* Sunbelt States include:
Alabama, Georgia, Florida, Mississippi, Louisiana, Texas, South Carolina,
North Carolina, Virginia, Tennessee, New Mexico, Arizona, Arkansas, Oklahoma

4Q03	- 50 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

4Q03	- 51 -	NYSE: CLP